Exhibit 10.17

SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (the “Sublease”) is made and entered into as of the 18th day of April, 2019 by and between ARMO BIOSCIENCES, INC., a Delaware corporation (“Sublandlord”) and BOLT BIOTHERAPEUTICS, INC., a Delaware corporation (“Subtenant”), all with respect to the following:

RECITALS

WHEREAS, HCP LS REDWOOD CITY, LLC, a Delaware limited partnership (“Master Landlord”) entered into that certain “LEASE (SEAPORT CENTRE)” with Sublandlord (the “Master Lease”) dated as of March 16, 2018 and pursuant to which Master Landlord leased to Sublandlord certain space comprising 25,956 rentable square feet situated on the second (2nd) floor of the building located at 900 Chesapeake Drive, Redwood City, California 94063 (the “Sublease Premises”), and pursuant to which Master Landlord granted Sublandlord certain rights to the Common Areas as more particularly described in the Master Lease, all upon the terms and conditions contained therein. (All capitalized terms used herein shall have the same meaning ascribed to them in the Master Lease unless otherwise defined herein. A redacted copy of the Master Lease is attached hereto as Exhibit A and made a part hereof); and

WHEREAS, (i) Sublandlord now wishes to sublease all of the Sublease Premises to Subtenant, and Subtenant wishes to sublease all of the Sublease Premises from Sublandlord, all on the terms and conditions hereafter set forth, and (ii) Sublandlord and Subtenant are now entering into this Sublease in furtherance thereof.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1.    Demise and Condition of Space; Accessibility; Personal Property. Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the Sublease Premises upon the terms and conditions set forth herein and in the Master Lease, as incorporated herein. Subtenant understands, acknowledges and agrees that: (i) the rentable square footage of the Sublease Premises shall not be subject to re-measurement or adjustment during the Term, (ii) Subtenant has had the opportunity to inspect the Sublease Premises, and Subtenant is subleasing the Sublease Premises from Sublandlord in its “AS IS, WHERE IS, WITH ALL FAULTS” condition, (iii) Sublandlord has not made and is not making any representations or warranties whatsoever concerning the condition of the Building or the Sublease Premises, and (iv) Sublandlord is not obligated to perform any work to prepare the Sublease Premises for Subtenant’s occupancy, in each case except as otherwise expressly set forth in this Sublease. Sublandlord shall further not be responsible for the cost, nor the installation, of any phone systems, data cabling or security systems. Sublandlord shall deliver possession of the Sublease Premises to Subtenant on receipt of Master Landlord’s written consent hereto in good, vacant, broom clean condition, and otherwise in the condition as of the date hereof.

Pursuant to Section 1938 of the California Civil Code, Sublandlord hereby advises Subtenant that the Sublease Premises has not undergone inspection by a Certified Access Specialist (a “CASp”) during the Sublandlord’s tenure as Tenant under the Master Lease, nor, to Sublandlord’s actual knowledge (without any duty of inquiry, as of the Sublease Effective Date), prior to Sublandlord’s tenure as Tenant under the Master Lease. Further, pursuant to Section 1938 of the California Civil Code, Sublandlord notifies Subtenant of the following: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if

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requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” Therefore and notwithstanding anything to the contrary contained in this Sublease, Sublandlord and Subtenant agree that (i) Subtenant may, at its option and at its sole cost, cause a CASp to inspect the Sublease Premises and determine whether the Sublease Premises complies with all of the applicable construction-related accessibility standards under state law, (ii) the parties shall mutually coordinate and reasonably approve of the timing of any such CASp inspection so that Sublandlord may, at its option, have a representative present during such inspection, and (iii) Subtenant shall be solely responsible for the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Sublease Premises identified in such report that are then required by law to be corrected.

In addition to Sublandlord’s demise of the Sublease Premises to Subtenant, Sublandlord further hereby sells, assigns, transfers and conveys to Subtenant on the Sublease Commencement Date all of Sublandlord’s right, title and interest in and to the furniture, equipment and cabling located within the Sublease Premises as of the date of this Sublease (which furniture, equipment and cabling are listed on Exhibit B attached hereto), for the total amount of One Dollar ($1.00). In connection therewith, Subtenant expressly understands, acknowledges and agrees that it shall accept all such furniture, equipment and cabling in its “AS IS WITH ALL FAULTS” condition, and Sublandlord makes no, and expressly disclaims any, representation or warranty as to the condition, merchantability, reliability, fitness for any particular purpose or otherwise in respect of the furniture, equipment and cabling. Subtenant shall be solely responsible for any sales or transfer tax associated with Sublandlord’s conveyance of such furniture, equipment and cabling to Subtenant.

2.    Lease Term. The term of this Sublease (“Term”) shall commence sixty (60) days following Sublandlord’s delivery of the Sublease Premises to Subtenant in the required condition and receipt of Master Landlord’s written consent to this Sublease (the “Sublease Commencement Date”) and shall expire on July 31, 2025 (the “Sublease Expiration Date”), unless sooner terminated as provided herein. Subtenant expressly agrees that it shall have no right to extend the Term of this Sublease or to require that Sublandlord exercise its option rights under Section 2.2 “Option Term” of the Master Lease, and Sublandlord agrees that it will not exercise its option rights under Section 2.2 “Option Term” of the Master Lease or otherwise extend the term of the Master Lease. Sublandlord and Subtenant each further understand, acknowledge and agree that the Sublease Expiration Date occurs at the end of the Lease Term under the Master Lease, and that both parties intend for this Sublease to be characterized as a sublease of the Sublease Premises, and not as an assignment of Sublandlord’s rights under the Master Lease. On the last day of the Term, or on the sooner termination of this Sublease, Subtenant shall surrender the Sublease Premises to Sublandlord in as good condition and repair as received, normal wear and tear excepted, with all alterations or improvements made by Subtenant removed, to the extent properly required by Master Landlord, without damage to the Sublease Premises or the Building, and otherwise in the manner required by the Master Lease, as incorporated herein, including, without limitation, the provisions of Section 15 “Surrender Of Premises; Ownership And Removal Of Trade Fixtures” of the Master Lease. Subtenant shall have the right to enter the Sublease Premises during the sixty (60) day period following Sublandlord’s delivery of the Sublease Premises to Subtenant in the required condition and receipt of Master Landlord’s written consent (the “Early Access Period”), for the limited purposes of preparing the Sublease Premises for occupancy and occupancy of completed areas. Such entry and occupancy shall be on all of the terms of this Sublease, except that Subtenant shall not be required to pay any rent during the Early Access Period; provided, however, that Subtenant shall be responsible for the payment of all utilities and other services which Subtenant uses in the Sublease Premises during the Early Access Period.

3.    Use; Hazardous Materials. The Sublease Premises shall be used and occupied by Subtenant only for general office, research and development, engineering, laboratory, storage and/or warehouse uses, including, but not limited to, administrative offices and other lawful uses reasonably related to or incidental to such specified uses, all being: (i) consistent with First Class Life Sciences Projects, and (ii) in compliance with, and subject to, applicable laws and all of the terms of the Master Lease, including without limitation, in compliance with the prohibited uses described in Section 5.2 “Prohibited Uses” of the Master Lease and in compliance with any rules and regulations established by Master Landlord under the

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Master Lease pursuant to Master Landlord’s rights under Section 5.2 “Prohibited Uses” of the Master Lease. Subtenant shall be solely responsible for obtaining any permits or licenses necessary to conduct and operate its business within the Sublease Premises, and Sublandlord makes no representations or warranties about the suitability of the Sublease Premises for the conduct of Subtenant’s business. Subtenant assumes all risk of damage to property and/or injury to persons in, on or about the Sublease Premises from any cause whatsoever. Sublandlord shall not be responsible in any way for any personal injuries, property damage, lost profits, loss of business or any other expenses incurred by Subtenant from any cause.

Subtenant shall further be responsible for complying with all of the requirements and obligations set forth in Section 5.3 “Hazardous Materials” of the Master Lease, as incorporated herein, including, without limitation: (i) completion of a new Environmental Questionnaire if required by Master Landlord, (ii) cooperating with the Master Landlord regarding any Environmental Assessment desired by Master Landlord pursuant to the provisions of Section 5.3.2.1 “Environmental Assessments in General” of the Master Lease, and paying the cost therefore as and to the extent required under Section 5.3.2.2 “Cost of Environmental Assessments” of the Master Lease, (iii) providing a separate Environmental Assessment and surrendering the Sublease Premises in the manner required by Section 5.3.3 “Tenant’s Obligations upon Surrender” and Section 15.3 “Environmental Assessment” of the Master Lease, and (iv) completing any Clean Up of the Sublease Premises as and to the extent required by Section 5.3.4 “Clean Up” of the Master Lease. Any notices sent to Master Landlord pursuant to Section 5.3 “Hazardous Materials” of the Master Lease shall concurrently be sent to Sublandlord. In connection with Subtenant’s use and maintenance of Hazardous Materials within the Sublease Premises, Subtenant shall and hereby does protect, defend, indemnify and hold Sublandlord and its directors, officers, employees and agents (collectively, the “Sublandlord Indemnitees”) harmless from and against any and all claims, judgments, losses, damages, costs, expenses, penalties, enforcement actions, taxes, fines, remedial actions, liabilities (including, without limitation, actual attorney’s fees, litigation, arbitration and administrative proceeding costs, expert and consultant fees and laboratory costs) including, without limitation, consequential damages and sums paid in settlement of claims, which arise during or after the Term, whether foreseeable or unforeseeable, in whole or in part and directly or indirectly as a result of or attributable to the presence, use, generation, manufacture, treatment, handling, refining, production, processing, storage, Release or presence of Hazardous Materials in, on, under or about the Sublease Premises by Subtenant or any of its employees, contractors, subcontractors or any other person or entity acting as an agent or sub-agent of Subtenant.

4.    Rent and Rent Commencement Date.

(a)    Base Rent. Beginning on the Sublease Commencement Date (the “Rent Commencement Date”), and thereafter during the Term of this Sublease and ending on the Sublease Expiration Date, Subtenant shall pay rent to Sublandlord, without deduction, setoff, notice or demand and at such place as Sublandlord shall designate from time to time by notice to Subtenant, in accordance with the following schedule (the “Base Rent”):

Months	Per Sq. Ft.	Annual Base Rent Rate	Monthly Base Rent
1 – 12	$4.5000	$1,401,624.00	$116,802.00
13 – 24	$4.66	$1,451,459.52	$120,954.96
25 – 36	$4.82	$1,501,295.04	$125,107.92
37 – 48	$4.99	$1,554,245.28	$129,520.44
49 – 60	$5.16	$1,607,195.52	$133,932.96
61 – 72	$5.34	$1,663,260.48	$138,605.04
73 – Sublease Expiration Date	$5.53	$1,722,440.16	$143,536.68

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The first monthly installment of Base Rent shall be paid by Subtenant upon the execution of this Sublease and shall be applied to the Base Rent for the first calendar month, or portion thereof, following the Rent Commencement Date for which Base Rent is due and payable; provided, however, that if the Term begins or ends on a day other than the first or last day of the month, the Base Rent for the partial months shall be prorated on a per diem basis. The foregoing notwithstanding, Sublandlord hereby agrees that Base Rent, but not Additional Rent, for Subtenant shall be conditionally abated during the first four (4) months of the Term (such period being referred to herein as the “Base Rent Abatement Period”, and such abated Base Rent during the Base Rent Abatement Period being referred to herein as the “Abated Rent”). Base Rent and all additional rent (including without limitation, Additional Rent payable under the Master Lease, default interest, late fees and other amounts owing hereunder) shall hereinafter be collectively referred to as “Rent.”

(b)    Additional Rent. Beginning on the Sublease Commencement Date and continuing to the Sublease Expiration Date, but subject to Subtenant’s rights to the Abated Rent, Subtenant shall pay to Sublandlord as additional rent for this subletting all of Tenant’s Share of the Direct Expenses that are payable by Sublandlord to Master Landlord under the Master Lease, together with any and all other Additional Rent payable under the Master Lease, as incorporated herein, and together with any and all other additional expenses, costs and charges payable to Master Landlord under the Master Lease, as incorporated herein, in connection with Subtenant’s use of the Sublease Premises. Sublandlord and Subtenant each understand, acknowledge and agree that Subtenant shall be obligated to pay Tenant’s Share of the Direct Expenses for the Sublease Premises during the Base Rent Abatement Period where Base Rent is not being charged. Tenant’s Share of Direct Expenses is currently calculated at Twenty-Two Thousand Nine Hundred Forty-Seven and 26/100 Dollars ($22,947.26) per month; provided, however, that Subtenant further understands, acknowledges and agrees that Tenant’s Share of Direct Expenses is subject to adjustment, and is further subject to such other charges as are more particularly set forth in the Master Lease, as incorporated herein. Sublandlord agrees to promptly notify Subtenant of any increase in or other statements for the payment of Tenant’s Share of Direct Expenses or Additional Rent under the Master Lease, and of any other amounts owing to Master Landlord under the Master Lease, and Subtenant agrees to pay Sublandlord for all such additional amounts within thirty (30) days of receipt of Sublandlord’s written notice thereof. Subtenant shall be entitled to all credits, if any, given by Master Landlord to Sublandlord for Sublandlord’s overpayment of such amounts during the Term.

(c)    Payment of Rent. Except as otherwise specifically provided in this Sublease, Rent shall be payable in lawful money without demand, and without offset, counterclaim, or setoff in monthly installments, in advance, on the first day of each and every month during the Term of this Sublease. All of said Rent is to be paid to Sublandlord or at such other place or to such agent and at such place as Sublandlord may designate by written notice to Subtenant. Any Additional Rent payable by Sublandlord to Master Landlord under the Master Lease shall be paid to Sublandlord as and when such items are payable by Sublandlord to Master Landlord under the Master Lease, unless a different time for payment is elsewhere stated herein. Sublandlord agrees to provide Subtenant promptly with copies of any statements or invoices or notices received by Sublandlord from Master Landlord or given by Sublandlord to Master Landlord pursuant to the terms of the Master Lease.

(d)    Default Interest; Late Charge. Subject to the terms of the second sentence of Section 25 of the Master Lease, as incorporated herein, if Subtenant fails to pay any Rent within ten (10) days after due, Sublandlord and Subtenant each agree that (i) Sublandlord will or may incur additional expenses in the form of extra collection efforts, handling costs, and potential impairment of credit on liens for which this Sublease is security; (ii) it is extremely difficult and impractical to ascertain the extent of detriment; (iii) the amount described herein is and will be reasonable; and, (iv) Sublandlord shall be entitled to recover from Subtenant as liquidated damages the greater of Five Hundred Dollars ($500) or three percent (3%) of the amount due (“Late Fee”). Past due amounts shall also bear interest at the rate of twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less (“Interest Rate”). Notwithstanding the foregoing, the obligation to pay the Late Fee and/or interest at the Interest Rate shall not alter or preclude Sublandlord’s right, prior to actual receipt of any delinquent installment of Rent, to exercise any right or remedy which Sublandlord may have under the terms of this Sublease or under applicable law. Furthermore, acceptance of any monies by Sublandlord shall not constitute a waiver by

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Sublandlord of Subtenant’s breach or prevent Sublandlord from exercising any other right or remedies available to Sublandlord as provided herein or by law, except for offsets to damages to the extent of amounts received by Sublandlord for Subtenant’s benefit.

5.    Subtenant’s Security Deposit. Upon execution of this Sublease, Subtenant shall deliver to Sublandlord a letter of credit in a form and issued by a lending institution reasonably satisfactory to Sublandlord (the “Letter of Credit”), payable to Sublandlord in the amount of Five Hundred Eighty-Four Thousand Ten Dollars ($584,010) and standing as a security deposit for Subtenant’s obligations under this Sublease. Sublandlord hereby approves of Silicon Valley Bank as the issuing lending institution. The Letter of Credit shall be available to be drawn upon by Sublandlord in the event of a default by Subtenant under this Sublease beyond any applicable notice and cure periods, subject only to Sublandlord’s delivery to such lending institution of an affidavit of default executed by an authorized agent of Sublandlord and given to the issuer of the Letter of Credit and to Subtenant, the delivery of which affidavit shall be a condition precedent to the drawing on the Letter of Credit. The Letter of Credit shall be held by Sublandlord as security for the faithful performance by Subtenant of all of the terms and conditions of this Sublease. The Letter of Credit shall not be mortgaged, assigned, transferred, or encumbered by Subtenant, and any act by Subtenant purporting to accomplish same shall be without force and effect and shall not be binding upon Sublandlord. Subtenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any similar or successor laws now or hereafter in effect that limit the purposes for which security deposits can be used. Unless Sublandlord draws upon the Letter of Credit due to Subtenant’s failure to renew or provide a replacement Letter of Credit within thirty (30) days prior to the expiration of the existing Letter of Credit, Sublandlord shall only draw upon the Letter of Credit following a default beyond applicable notice and cure periods and only to the extent required to cure the default. In the event that Sublandlord draws upon the Letter of Credit (i) solely due to Subtenant’s failure to renew the Letter of Credit at least thirty (30) days before its expiration, such failure to renew shall not constitute a default hereunder, and Sublandlord shall be entitled to hold the cash proceeds from its draw upon the Letter of Credit in lieu of the Letter of Credit and use the same in the same manner and for the same purposes as were permitted with respect to the Letter of Credit, and (ii) Subtenant shall at any time thereafter be entitled to provide Sublandlord with a replacement Letter of Credit that satisfies all of the requirements above, at which time Sublandlord shall return the cash proceeds of the original Letter of Credit drawn by Sublandlord.

6.    Signage; Parking. At Subtenant’s sole cost and expense, Subtenant shall be entitled to exercise all of Sublandlord’s rights to signage at the Building and with respect to the Sublease Premises as are set forth in Section 23 “Signs” of the Master Lease; provided, however, that Subtenant shall be required to obtain all requisite consents and approvals from Master Landlord as are set forth in such Section, and shall be subject to all of the obligations of Sublandlord in such Section. Subtenant shall further be entitled to use all of the parking rights afforded to Sublandlord under the provisions of Section 28 “Tenant Parking” of the Master Lease, and Subtenant shall further be subject to all requirements and all obligations set forth in the Master Lease with respect to the use and enjoyment of such parking rights, including compliance with all rules and regulations established by Master Landlord with respect to such parking rights. The parking spaces shall be governed by all of the terms of the Master Lease.

7.    Alterations; Restoration. Subtenant acknowledges and agrees that it is not authorized to make any alterations or improvements in or to the Sublease Premises, except (i) as permitted without consent in the second sentence of Section 8.1 of the Master Lease provided that Subtenant shall be responsible, at its sole cost and expense, for the removal of any such alterations or improvements as and to the extent required by Master Landlord under the Master Lease, and (ii) as expressly permitted and approved in writing by Sublandlord and Master Landlord and by the provisions of this Sublease and the Master Lease. Notwithstanding the foregoing, (a) subject to its review of more detailed plans and receipt of Master Landlord’s written consent, Sublandlord approves Subtenant’s construction of the improvements described in Exhibit C (“Tenant Improvements”) and agrees for itself that Subtenant shall not be required to restore the Tenant Improvements or obtain any bonds with respect thereto, subject to Master Landlord’s rights under the Master Lease to require removal of such Tenant Improvements and/or the securing of any bonds with respect thereto, and (b) Sublandlord shall not withhold its consent to any alterations provided that Master Landlord approves them in writing, nor shall Sublandlord require that any improvements be restored unless Master Landlord requires such restoration pursuant to its rights under the Master Lease.

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Subtenant further acknowledges and agrees and that it must deliver the Sublease Premises to Sublandlord on the Sublease Expiration Date in the condition required by the Master Lease, which requires, but is not limited to, removing all moveable trade fixtures, furniture, equipment and other moveable personal property and repairing any damage caused thereby; provided, however, Sublandlord shall not be required to remove any alterations in the Sublease Premises on the date hereof. The provisions of this Section 7 shall survive the expiration or earlier termination of this Sublease.

8.    Insurance Coverage and Requirements. Subtenant covenants and agrees that it shall, as of the Sublease Commencement Date and at its sole cost and expense, secure all of the insurance coverages required of Sublandlord in Section 10.3 “ Tenant’s Insurance” and Section 10.6 “Additional Insurance Obligations” of the Master Lease, as incorporated herein, all in the forms required by Section 10.4 “Form of Policies”, as incorporated herein, naming Sublandlord and Master Landlord as additional insureds (on the liability policies), and shall provide Sublandlord and Master Landlord certificates evidencing such coverages as are required by the terms of Section 10 “Insurance” of the Master Lease, as incorporated herein. In the event Subtenant shall fail to procure such insurance, or to deliver such policies or certificates, Sublandlord may after ten (10) days’ written notice, at its option, procure such policies for the account of Subtenant, and the cost thereof shall be paid by Subtenant to Sublandlord as Additional Rent within five (5) days after delivery to Subtenant of the bills therefore. Subtenant further expressly agrees that it shall and hereby does provide all of the waivers and indemnifications to both Master Landlord and Sublandlord as are set forth in Section 10.1 “Indemnification and Waiver” of the Master Lease, as incorporated herein, all as if the same were fully set forth herein, and agrees that Subtenant shall comply with all of the obligations set forth in Section 10.2 “Tenant’s Compliance With Landlord’s Property Insurance” of the Master Lease, as incorporated herein. Subtenant agrees to comply with all of the obligations and waivers set forth in Section 10.5 “Subrogation” of the Master Lease, as incorporated herein, all as the same shall apply to both Master Landlord and Sublandlord.

9.    Damage and Destruction; Condemnation. Subtenant agrees that it shall comply with all of the requirements of Sublandlord under Section 11 “Damage and Destruction” of the Master Lease, as incorporated herein, including, without limitation, the obligation to assign any and all property insurance proceeds payable to Subtenant under Subtenant’s insurance as to the Alterations to Master Landlord. Subtenant further acknowledges all of the Master Landlord’s rights under Section 11.2 “Landlord’s Option to Repair” in connection with any such damage or destruction, and further consents to and hereby expressly provides to Sublandlord and Master Landlord the waivers set forth in Section 11.3 “Waiver of Statutory Provisions” of the Master Lease, as incorporated herein. In the event of any damage or destruction of the Sublease Premises, Subtenant hereby agrees that any and all notices required thereunder of the “Tenant” shall be delivered by Subtenant concurrently to both Sublandlord and Master Landlord.

In the event of a taking of all or a part of the Building, or in the event the Sublease Premises are taken under power of eminent domain so as to render the Sublease Premises unusable or unavailable for the purposes set forth in this Sublease or in the Master Lease, Subtenant shall be entitled, subject to other provisions of this Sublease, to exercise any right it may have to terminate the Master Lease, as incorporated herein. Subtenant hereby waives any and all rights under and benefits of Section 1265.130 of the California Civil Code. If neither Subtenant elects to terminate this Sublease nor Master Landlord elects to terminate the Master Lease, then this Sublease shall continue in full force and effect, except that if Sublandlord’s rent is abated or otherwise adjusted under the Master Lease, then Subtenant’s Rent payable under this Sublease shall also be abated or correspondingly adjusted on a pro-rata basis.

10.    Assignment and Subletting. Except as permitted in Section 14.8 of the Master Lease, as incorporated herein, Subtenant hereby expressly agrees that Subtenant shall not have the right to assign or sublet any of its right to the Sublease Premises without the express prior written consent of Sublandlord, which consent may be given or withheld in Sublandlord’s reasonable discretion; provided, however, that any such sublease or assignment requested by Subtenant shall further be subject to Master Landlord’s rights and prior written consent and other conditions, all as and to the extent set forth in Section 14 “Assignment and Subletting” of the Master Lease, including, without limitation, Master Landlord’s rights to the payment of any Transfer Premium under Section 14.3 “Transfer Premium” and Master Landlord’s right to recapture the Sublease Premises as set forth in Section 14.4 “Landlord’s Option as to Subject Space” of

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the Master Lease, each as incorporated herein. In addition, subject to Master Landlord’s written consent, a transfer of Tenant’s stock or assignment in connection with a merger or sale of substantially all of Subtenant’s assets shall not constitute a Transfer under this Sublease.

11.    Incorporation of Terms of Master Lease. This Sublease and all rights of the parties hereunder are subject and subordinate to the Master Lease. Subtenant agrees that it will not, by its act or omission to act where required to do so, cause a default under the Master Lease. In furtherance of the foregoing, the parties hereby acknowledge, each to the other, that it is not practical in this Sublease to enumerate all of the rights and obligations of the various parties under the Master Lease and specifically to allocate those rights and obligations in this Sublease. Accordingly, in order to afford to Subtenant the benefits of this Sublease and of those provisions of the Master Lease which by their nature are intended to benefit the party in possession of the Premises, and in order to protect Sublandlord against a default by Subtenant which might cause a default by Sublandlord under the Master Lease, Sublandlord and Subtenant covenant and agree as set forth in this Section 11.

(a)    Subject to the modifications set forth in this Sublease as between Sublandlord and Subtenant, the terms of the Master Lease are incorporated herein by reference, and shall, as between Sublandlord and Subtenant (as if they were Landlord and Tenant, respectively, under the Master Lease), constitute the terms of this Sublease, except to the extent that they are inapplicable to, inconsistent with, or expressly modified by the terms of this Sublease, and shall be binding upon and inure to the benefit of Sublandlord and Subtenant respectively. Notwithstanding the foregoing, Sublandlord and Subtenant agree that: (i) each reference in such incorporated sections to “Lease” shall be deemed a reference to “Sublease”; (ii) each reference to “Lease Commencement Date”, “Lease Term” and “Base Rent” shall be deemed a reference to the “Sublease Commencement Date”, “Term” and “Base Rent” under this Sublease, respectively; (iii) the following provisions shall not be included: the introductory paragraph, Sections 1, 3-5, 8 and 10 and 12 of the Summary of Basic Lease Information, Sections 2.1 (first two sentences), 2.2, 3 (first two sentences), 21.1 (first sentence), 25 (except the second sentence), 29.18, 29.20 and 29.24 and Exhibit B of the Master Lease; (iv) references in the following provisions to “Landlord” shall mean “Master Landlord”: Sections 1.1.2, 1.1.3, 4.2.4, 4.2.5, 4.3, 5.2, 8.2-8.5, 10.6, 11.2, 13, 14.3, 14.4, 22 (the last sentence), 23, 28, 29.5, 29.13 (the first four sentences), 29.26, 29.29 and 29.31; (v) references in Sections 6.4 and 10.1 to “Landlord” shall mean “Master Landlord” and “Sublandlord”; (vi) wherever there is a requirement to pay the costs and expenses of “Landlord,” Subtenant shall only be obligated to pay Master Landlord’s costs and expenses and not both Sublandlord’s and Master Landlord’s costs and expenses; (vii) all references to the Tenant Work Letter shall be deleted; (viii) at Subtenant’s request and at Subtenant’s sole cost and expense, Sublandlord shall exercise its rights under Section 4.6 of the Master Lease and share the results thereof with Subtenant; and (ix) subject to Master Landlord’s written consent, Subtenant may use the Hazardous Materials described in the Environmental Questionnaire attached hereto as Exhibit D. As between the parties hereto only, in the event of any inconsistencies between the terms and provisions of the Master Lease, as incorporated herein, and the express terms and provisions of this Sublease, the express terms and provisions of this Sublease shall govern. Subtenant acknowledges that it has reviewed the Master Lease and is familiar with all of the terms and conditions thereof. Subtenant further covenants and warrants that it fully understands and agrees to be subject to and bound by all of the covenants, agreements, terms, provisions and conditions of the Master Lease, as incorporated herein.

(b)    Subtenant recognizes that Sublandlord is not in a position to render any of the services or to perform any of the repair, restoration, maintenance, insurance or any other similar obligations required of the Master Landlord by the terms of the Master Lease, and that Sublandlord shall have no duty to perform any obligations of Master Landlord which are, by their nature, the obligations of an owner or manager of real property. By way of illustration and not limitation, Sublandlord shall not be required to provide any services (including janitorial, utilities, HVAC service, security, or use of Common Areas or parking facilities) or to perform any maintenance or repairs which Master Landlord is or may be required to provide or perform under the Master Lease. Sublandlord shall have no responsibility for or be liable to Subtenant for any default, failure or delay on the part of Master Landlord in the performance or observance by Master Landlord of any of its obligations under the Master Lease, nor shall such default by Master Landlord affect this Sublease or waive or defer the performance of any of Subtenant’s obligations under this Sublease, including without limitation the obligation to pay Rent; and Subtenant hereby expressly

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waives the provisions of any statute, ordinance or judicial decision, now or hereafter in effect, which would give Subtenant the right to make repairs at the expense of Sublandlord. Notwithstanding the foregoing, the parties do contemplate that Master Landlord will, in fact, perform its obligations under the Master Lease and in the event of any default or failure of such performance by Master Landlord, Sublandlord agrees that it will, upon notice from Subtenant, make demands upon Master Landlord to perform its obligations under the Master Lease. Any non-liability, release, indemnity or hold harmless provision in the Master Lease, as incorporated herein, for the benefit of Master Landlord shall be deemed to apply under this Sublease and inure to the benefit of both Sublandlord and Master Landlord. Notwithstanding anything to the contrary contained in this Sublease, Subtenant agrees that performance by Sublandlord of certain of its obligations hereunder are conditional upon due performance by the Master Landlord of its corresponding obligations under the Master Lease, and Sublandlord shall not be liable to Subtenant for any default of the Master Landlord under the Master Lease. Subtenant shall not have any claim against Sublandlord by reason of the Master Landlord’s failure or refusal to comply with any of the provisions of the Master Lease unless such failure or refusal is a result of Sublandlord’s act or failure to act pursuant to its obligations under this Sublease. Furthermore, Subtenant and Sublandlord further covenant not to take any action or do or perform any act or fail to perform any act where it has an obligation to act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Master Lease on the part of the Tenant thereunder.

(c)    For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:

(i)    In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of the Master Landlord, Subtenant shall be similarly and correspondingly required to obtain the written approval or consent of both Sublandlord and the Master Landlord. In furtherance thereof, if Subtenant desires to take any action which requires the consent of Master Landlord under the terms of the Master Lease, then, notwithstanding anything to the contrary herein: (a) Sublandlord, independently, shall have the same rights of approval or disapproval as Master Landlord has under the Master Lease; (b) Subtenant shall not take any such action until it obtains the consent of both Sublandlord and Master Landlord; and (c) Subtenant shall request that Sublandlord obtain Master Landlord’s consent on Subtenant’s behalf and Sublandlord shall use commercially reasonable efforts to obtain such consent. Subtenant shall pay all third party, out-of-pocket costs reasonably incurred by Sublandlord in seeking or procuring Master Landlord’s consent, and all costs reasonably incurred by Master Landlord in providing Master Landlord’s consent to the extent required under the Master Lease. Any approval or consent required of Sublandlord conclusively shall be deemed reasonably withheld if approval or consent also is required of the Master Landlord, and Master Landlord fails to give Master Landlord’s approval or consent. All costs of seeking or obtaining Master Landlord’s consent, whether or not obtained, shall be borne by Subtenant.

(ii)    In all provisions of the Master Lease, as incorporated herein, requiring Tenant to submit, exhibit to, supply or provide Master Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be similarly and correspondingly required to submit, exhibit to, supply or provide, as the case may be, the same to both the Master Landlord and Sublandlord. In any such instance, Sublandlord shall determine if such evidence, certificate or other matter or thing shall be satisfactory.

(iii)    Sublandlord shall have no obligation to perform any obligations of the Master Landlord to, nor shall Sublandlord have any independent obligation to, restore or rebuild any portion of the Sublease Premises after any destruction or taking by eminent domain.

12.    Subtenant’s Obligations under the Master Lease; Subtenant’s Indemnities. Subtenant covenants and agrees that all obligations of Sublandlord as Tenant under the Master Lease, as incorporated herein, shall be done or performed by Subtenant with respect to the Sublease Premises, except as otherwise expressly provided by this Sublease, and Subtenant’s obligations shall run to Sublandlord and Master Landlord as Sublandlord may determine to be appropriate or be required by the respective interests of Sublandlord and Master Landlord. In furtherance of the foregoing, Subtenant shall and hereby does protect, defend, indemnify and hold Sublandlord and the Sublandlord Indemnitees

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harmless from and against any and all claims, judgments, losses, damages, costs, expenses, penalties, enforcement actions, taxes, fines, remedial actions, liabilities (including, without limitation, actual attorney’s fees, litigation, arbitration and administrative proceeding costs, expert and consultant fees and laboratory costs) including, without limitation, consequential damages and sums paid in settlement of claims, which arise during or after the Term, whether foreseeable or unforeseeable, in whole or in part and directly or indirectly as a result of or attributable to the non-performance, non-observance or non-payment of any of Sublandlord’s covenants, warranties, or payment or other obligations under the Master Lease that, as a result of this Sublease, became an obligation of Subtenant. Subtenant shall not do, nor permit to be done, any act or thing that is, or with notice or the passage of time would be, a default under this Sublease or the Master Lease. The provisions of this Section 12 shall survive the expiration or earlier termination of this Sublease. Sublandlord hereby assigns to Subtenant all warranties given and indemnities made by Master Landlord to Sublandlord under the Master Lease which would reduce Subtenant’s obligations hereunder, and shall cooperate with Subtenant to enforce all such warranties and indemnities, if any.

Except to the extent due to the gross negligence, willful misconduct or violation of this Sublease or the Master Lease by Sublandlord or Master Landlord, Subtenant, as a material part of the consideration to be rendered to Sublandlord under this Sublease, shall and hereby does protect, defend, indemnify and hold Sublandlord and the Sublandlord Indemnitees harmless from and against any and all claims, judgments, losses, damages, costs, expenses, penalties, enforcement actions, taxes, fines, remedial actions, liabilities (including, without limitation, actual attorney’s fees, litigation, arbitration and administrative proceeding costs, expert and consultant fees and laboratory costs) including, without limitation, consequential damages and sums paid in settlement of claims, which arise during or after the Term, whether foreseeable or unforeseeable, in whole or in part and directly or indirectly as a result of or attributable to Subtenant’s use, occupancy or enjoyment of the Sublease Premises and its facilities or the conduct of Subtenant’s business or from any activity, work or things done, permitted or suffered by Subtenant, or its agents, employees and invitees in or about the Sublease Premises. Subtenant agrees to pay for all damages to the Building, as well as all damage to the tenants or occupants thereof, to the extent caused by Subtenant’s negligence, misuse, or neglect of said Sublease Premises or appurtenances, as provided in Section 10.1 of the Master Lease, as incorporated herein. Notwithstanding anything to the contrary herein, Sublandlord shall not be released or indemnified from, and shall indemnify, defend, protect and hold harmless Subtenant from, all damages, liabilities, losses, claims, attorneys’ fees, costs and expenses to the extent arising from the gross negligence or willful misconduct of Sublandlord or its agents, contractors, licensees or invitees, or to the extent arising from a breach of Sublandlord’s obligations or representations under this Sublease or the Master Lease.

Subtenant’s and Sublandlord’s obligations pursuant to the foregoing indemnities set forth in this Section 12 shall survive the expiration or earlier termination of this Sublease.

13.    Sublandlord’s Obligations under the Master Lease. Sublandlord agrees that Subtenant shall be entitled to receive the benefit of all services and repairs to be provided by Master Landlord to Sublandlord under the Master Lease, as and to the extent that the same are actually provided by Master Landlord. Notwithstanding any provision of the California Civil Code or any similar or successor laws to the contrary, Subtenant understands that it shall not make repairs at Sublandlord’s or Master Landlord’s expense or by Rent offset. Subtenant agrees that it shall look solely to Master Landlord for all such services and shall not, under any circumstances, seek nor require Sublandlord to perform any of such services, nor shall Subtenant make any claim upon Sublandlord for any damages that may arise by reason of Master Landlord’s default under the Master Lease; provided, however, that Sublandlord agrees to cooperate in good faith with Subtenant, in enforcing Sublandlord’s rights under the Master Lease for the services and repairs to be provided by Master Landlord under the Master Lease; provided, however, Sublandlord shall not be required to incur any costs in cooperating except to the extent Subtenant agrees to pay any third party, out-of-pocket costs reasonably incurred by Sublandlord. Any condition resulting from a default by Master Landlord shall not constitute as between Sublandlord and Subtenant an eviction, actual or constructive, of Subtenant, and no such default shall excuse Subtenant from the performance or observance of any of its obligations to be performed or observed under this Sublease, or entitle Subtenant to receive any reduction in or abatement of the Rent provided for in this Sublease, unless and only to the extent that Sublandlord is similarly excused from such performance or observance of such obligations under

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the Master Lease or to the extent Sublandlord is similarly entitled to receive any reduction in or abatement of rent under the Master Lease. In furtherance of the foregoing, Subtenant does hereby waive any cause of action and any right to bring any action against Sublandlord by reason of any act or omission of Master Landlord under the Master Lease. Sublandlord covenants and agrees with Subtenant that Sublandlord will pay all Basic Rent and Additional Rent payable by Sublandlord pursuant to the Master Lease to the extent that failure to perform the same would adversely affect Subtenant’s use or occupancy of the Sublease Premises. Sublandlord shall not do, nor permit to be done, any act or thing that is, or with notice or the passage of time would be, a default under this Sublease or the Master Lease. Subtenant hereby waives any and all rights under and benefits of Sections 1932(1) and 1932(2), Section 1933(4), and Sections 1941 and 1942 of the California Civil Code, or any similar or successor laws now or hereafter in effect. The provisions of this Section 13 shall survive the expiration or earlier termination of this Sublease. Sublandlord shall not terminate or take any actions giving rise to a termination right under the Master Lease, amend or waive any provisions under the Master Lease or make any elections, exercise any right or remedy or give any consent or approval under the Master Lease without, in each instance, Subtenant’s prior written consent. Following a casualty, if this Sublease is not terminated and to the extent of any insurance proceeds actually received by Sublandlord in connection with the same, Sublandlord shall restore any improvements that Sublandlord installed in the Sublease Premises, to the extent such restoration is not the responsibility of Master Landlord under the Master Lease. Sublandlord represents and warrants that (a) to the best of Sublandlord’s knowledge, the Master Lease is in full force and effect, (a) there exists under the Master Lease no default by Sublandlord or, to the best of Sublandlord’s knowledge, Master Landlord, nor to the best of Sublandlord’s knowledge has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default by Sublandlord or Master Landlord under the Master Lease, and (c) the copy of the Master Lease attached hereto as Exhibit A is a true, correct and complete copy of the Master Lease.

14.    Default. Subtenant shall be in default under this Sublease if it or its agents breach, default or fail to perform any obligation of this Sublease and/or any obligation of the Master Lease, as incorporated herein, required to be performed by Subtenant hereunder or thereunder. In the event of any such default, Sublandlord shall be entitled to all the rights, benefits and privileges of the Master Landlord under the Master Lease, as incorporated herein, as it pertains to Subtenant’s, performance of the obligations under the Master Lease, together with any and all other remedies available to Sublandlord at law or in equity. Any notice of default by Sublandlord to Subtenant shall be in lieu of, and not in addition to, the statutory notice required by Section 1161 of the California Civil Code, and any such notice shall expressly replace and satisfy the requirements of Section 1162 of the California Civil Code. On termination of this Sublease due to the occurrence of any default by Subtenant, Sublandlord shall further be entitled to recover from Subtenant the unamortized portion of the Abated Rent which Subtenant was not obligated to pay during the Base Rent Abatement Period, and such amount shall be payable by Subtenant to Sublandlord within five (5) days of Sublandlord’s written demand therefore. Anything contained in any provision of this Sublease to the contrary notwithstanding, Subtenant agrees, with respect to the Sublease Premises, to comply with and remedy any default in this Sublease or the Master Lease, as incorporated herein, which is Subtenant’s obligation to cure, within the period allowed to Sublandlord under the Master Lease, as incorporated herein, even if such time period is shorter than the period otherwise allowed therein (by no more than one (1) business day) due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Master Landlord to Sublandlord. Sublandlord agrees to forward to Subtenant, within one (1) business day of receipt thereof by Sublandlord, a copy of each notice received by Sublandlord in its capacity as Tenant under the Master Lease. Subtenant agrees to forward to Sublandlord, promptly upon receipt thereof, copies of any notices received by Subtenant from Master Landlord or from any governmental authorities. In the event that Sublandlord defaults in the performance or observance of any of Sublandlord’s remaining obligations under the Master Lease or fails to perform Sublandlord’s stated obligations under this Sublease, then Subtenant shall give Sublandlord written notice specifying in what manner Subtenant believes that Sublandlord has defaulted, and if such default shall not be cured by Sublandlord within thirty (30) days thereafter (except that if such default cannot be cured within said thirty (30) day period, this period shall be extended for an additional reasonable time, provided that Sublandlord commences to cure such default within such thirty (30) day period and proceeds diligently thereafter to effect such cure as quickly as possible), then Subtenant shall be entitled to cure such default and promptly collect from Sublandlord Subtenant’s reasonable expenses in so doing (including, without

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limitation, reasonable attorneys’ fees and court costs) and, if Subtenant paid rent directly to Master Landlord, Subtenant may credit such amount against rent due under this Sublease. Subtenant shall not be required, however, to wait the entire cure period described herein if earlier action is required to comply with the Master Lease or with any applicable governmental law, regulation or order.

15.    Quiet Enjoyment; Estoppel Statements. So long as Subtenant pays all of the Rent due hereunder and performs all of Subtenant’s other obligations hereunder within applicable notice and cure periods, Sublandlord shall do nothing to affect Subtenant’s right to peaceably and quietly have, hold and enjoy the Sublease Premises. Subtenant shall, upon not less than ten (10) business days prior request by Sublandlord or Master Landlord or any first mortgagee of Master Landlord, execute, acknowledge and deliver to Sublandlord and Master Landlord or such mortgagee, as the case may be, a statement in writing certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that to Subtenant’s knowledge Sublandlord is not in default and has fully performed its obligations hereunder; and the dates to which the Rent and any other charges have been paid in advance, all as and to the extent true, or alternatively with clarifications as deemed reasonably appropriate by Subtenant. If Subtenant fails to timely deliver such statement or certificate, Subtenant shall be deemed to have accepted the statements in the certificate, and Subtenant agrees that any such statement or certificate may be relied upon by such party.

16.    Holding Over. Subtenant has no right to occupy the Sublease Premises or any portion thereof after the Sublease Expiration Date. In the event Subtenant or any party claiming by, through or under Subtenant holds over, Sublandlord may exercise any and all remedies available to it at law or in equity to recover possession of the Sublease Premises, and to recover damages, including, without limitation, damages payable by Sublandlord to Master Landlord by reason of such holdover. Without limiting Sublandlord’s rights above, for each and every month or partial month that Subtenant or any party claiming by, through or under Subtenant remains in occupancy of all or any portion of the Sublease Premises after the Sublease Expiration Date or after the earlier termination of this Sublease or of Subtenant’s right to possession, Subtenant shall pay, as minimum and non-exclusive damages, and not as a penalty, monthly Base Rent at the rate set forth in Section 16 of the Master Lease, as incorporated herein. The acceptance by Sublandlord of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over.

17.    Tenant Improvements; Tenant Improvement Allowance. Sublandlord and Subtenant each acknowledge that Subtenant desires to complete certain improvements to the Sublease Premises (the “Tenant Improvements”). In connection therewith, Subtenant agrees to comply with all of the provisions set forth for such improvements in Section 8 of the Master Lease, as incorporated herein, and to submit to Sublandlord and to Master Landlord the plans, documents and other items described therein or otherwise required by Master Landlord thereunder. Subtenant further agrees to obtain both Sublandlord’s and Master Landlord’s prior written approval of all plans for such work and improvements, all as and to the extent required by the Master Lease, prior to commencing any work. Subtenant understands, acknowledges and agrees that it shall not be permitted to make any design changes which materially reduce the size of the Sublease Premises.

In connection with Subtenant’s proposed improvements, Sublandlord agrees to make available to Subtenant a tenant improvement allowance in the total amount of $648,900, consisting of: (a) the remaining and unused Tenant Improvement Allowance available to Sublandlord under the Master Lease, which amount Sublandlord confirms is $587,643.84 (calculated on the basis of $22.64 per sq. ft. of the Sublease Premises), and which amount shall be payable directly from Master Landlord to Subtenant pursuant to such terms and conditions as Master Landlord shall require pursuant to the Master Lease (the “Master Lease Allowance”), and (b) upon Subtenant’s written notice to Sublandlord confirming that Subtenant has spent ninety percent (90%) of the Master Lease Allowance, an additional amount of $61,256.16 (calculated on the basis of $2.39 per sq. ft. of the Sublease Premises) payable in one lump sum from Sublandlord to Subtenant (collectively, the “TI Allowance”). As described in Section 20, the portion of the TI Allowance consisting of the Master Lease Allowance shall be paid by Master Landlord directly to Subtenant in monthly installments within thirty (30) days of Subtenant’s delivery of invoices (and conditional lien waivers for its design and construction of the Tenant Improvements and unconditional lien waivers for work included in

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previous draw requests), in an amount equal to the lesser of (i) a fraction of the amount requested by Subtenant in which the numerator is the amount of the Master Lease Allowance and the denominator is the estimated cost of the Tenant Improvements and (ii) the amount of the remaining Master Lease Allowance. The TI Allowance shall be paid to and may be used by Subtenant only for purposes of Subtenant’s construction, permitting and design costs associated with completion of the Tenant Improvements in the Subleased Premises (including Subtenant’s construction manager), all subject to Sublandlord’s and Master Landlord’s receipt, review and approval of all items required by the Master Lease and this Sublease. Unless otherwise provided in Master Lessor’s consent, Subtenant will have until that date which is ten (10) months after the date of Master Landlord’s consent to this Sublease within which to expend such funds and submit receipts, invoices and other evidence of such expenditures for payment of the TI Allowance, following which Subtenant acknowledges that Master Landlord has no further obligations with respect to the unused portion of the Tenant Improvement Allowance and following which Subtenant agrees Sublandlord shall have no further obligation to pay any unused portion of the Tenant Improvement Allowance. In no event shall the TI Allowance apply as a credit toward any Rent owing by Subtenant hereunder. Subtenant shall be responsible, at its sole cost and expense, for all expenses associated with completing the Tenant Improvements in excess of the TI Allowance.

Subtenant shall be responsible for obtaining approvals for and performing and completing the Tenant Improvements in compliance with all provisions of the Master Lease. Subtenant shall have the right to select the architects, engineers, contractors and subcontractors, including any specialty contractors, to construct and complete the Tenant Improvements, subject, however, to the terms of the Master Lease and to Sublandlord’s and Master Landlord’s prior written approval. Subject to Master Landlord’s approval, Sublandlord hereby approves CAC Architects and Cody Brock Commercial Builders. PMA shall oversee the design and construction of the interior improvements on behalf of the Master Landlord, and in connection therewith, PMA shall be paid a fee chargeable against the TI Allowance in the amount of 2.65% of the utilized TI Allowance and 2.0% of any work managed by PMA on behalf of Subtenant, rather than the amount set forth in Section 8.3 of the Master Lease.

Subject to Master Landlord’s reasonable approval, Subtenant shall be permitted to install within the Sublease Premises certain specialty equipment and trade fixtures for its laboratory space, which will include, by way of example, a generator, ATS, UPS and other lab related facilities.

18.    Notices. All notices, demands, statements, designations, approvals or other communications (collectively, “Notices”) given or required to be given by either party to the other hereunder or under the Master Lease or by law shall be in writing, shall be (i) sent by United States certified or registered mail, postage prepaid, return receipt requested (“Mail”), (ii) delivered by a nationally recognized overnight courier, or (iii) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Subtenant at the appropriate address set forth below, or to such other place as Subtenant may from time to time designate in a Notice to Sublandlord, or to Sublandlord at the address set forth below, or to such other place as Sublandlord may from time to time designate in a Notice to Subtenant, or to Master Landlord at the address set forth for Master Landlord under the Master Lease, or to such other place as Master Landlord may from time to time designate in a Notice to Sublandlord (which Notice Sublandlord shall forward to Subtenant). Any Notice will be deemed given (a) three (3) business days after the date it is posted if sent by Mail, (b) the date the overnight courier delivery is made, or (c) the date personal delivery is made. As of the date of this Sublease, any Notices to Sublandlord and Subtenant must be sent, transmitted, or delivered, as the case may be, to the following addresses:

If to Sublandlord:

ARMO Biosciences, Inc.

575 Chesapeake Drive

Redwood City, CA 94063

Attn: Cheryl Garcia, Controller

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And to:

Lilly Real Estate Dept.

Lilly Corporate Center

Indianapolis, IN 46205

Drop Code 2045

Attn: Erik Orstead

If to Subtenant:

Before Subtenant occupies the Sublease Premises:

Bolt Biotherapeutics, Inc.

640 Galveston Drive

Redwood City, CA 94063

Attn: Chief Business Officer

After Subtenant occupies the Sublease Premises:

The Sublease Premises

Attn: Chief Business Officer

And to:

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304-1050

Attn: Real Estate Dept/SPR

If to Master Landlord:

At the addresses set forth

for notices to Master Landlord

in the Master Lease.

19.    Brokers. Sublandlord and Subtenant represent and warrant to each other that, with the exception of CBRE, Inc. representing the Sublandlord, and Savills-Studley representing the Subtenant, (collectively, “Brokers”), no brokers were involved in connection with the negotiation or consummation of this Sublease. Sublandlord agrees to pay the commission of the Brokers pursuant to a separate agreement. Each party agrees to indemnify the other, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys’ fees) incurred by said party as a result of a breach of this representation and warranty by the other party.

20.    Consent of Landlord. Sublandlord and Subtenant each understand, acknowledge and agree that Section 14 “Assignment and Subletting” of the Master Lease requires Sublandlord to obtain the prior written consent of Master Landlord to this Sublease. Sublandlord shall solicit Master Landlord’s consent to this Sublease, which: (a) unless waived by both parties, must include Master Landlord’s agreement to fund the remaining portion of the Tenant Improvement Allowance under the Master Lease in the amount of $587,643.84 directly to Subtenant pursuant to the provisions of Section 17 above or other reasonably acceptable mechanism, and (b) unless waived by Subtenant, must include Master Landlord’s (i) approval of Subtenant’s plans for the Tenant Improvements attached hereto as Exhibit C, (ii) approval of Subtenant’s proposed architect and contractor, (iii) agreement that such Tenant Improvements do not need to be restored or removed at the end of the Term, and that no bonds will be required, (iv) agreement that it will charge an oversight fee as described in Section 17 above rather than any amounts provided under Section 8 of the Master Lease, (v) agreement that the release and waiver of subrogation in Section 10.5 of the Master Lease applies as between Subtenant and Master Landlord, (vi) agreement to the last sentence of Section 10 above, and (vii) agreement that Master Landlord will insure and restore after a casualty (unless the Master Lease is terminated) the initial Tenant Improvements under the Master Lease, promptly following the execution and delivery of this Sublease by Sublandlord and Subtenant. In the event Master Landlord’s written consent to this Sublease, inclusive of all of the items set forth in subparts (a) and (b) (i) through (vii) above (unless waived as set forth above), has not been obtained within thirty (30) days

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after the execution hereof, then this Sublease may be terminated by either party hereto upon notice to the other prior to receipt of such consent, and upon such termination neither party hereto shall have any further rights against or obligations to the other party hereto. Subtenant agrees that Sublandlord’s obtaining the Master Landlord’s prior written consent to this Sublease is a condition precedent to the commencement of this Sublease and Sublandlord’s obligations hereunder. The full execution and delivery by Master Landlord, Sublandlord and Subtenant of Master Landlord’s consent form shall be deemed the satisfaction or waiver by both parties of the items set forth in subparts (a) and (b) above.

21.    Termination of the Lease. If for any reason the term of the Master Lease shall terminate prior to the Sublease Expiration Date, this Sublease shall automatically be terminated, and Sublandlord shall not be liable to Subtenant by reason thereof, unless said termination shall have been caused by the default of Sublandlord under the Master Lease or this Sublease and said Sublandlord’s default was not as a result of a Subtenant’s default hereunder.

22.    Limitation of Estate. Subtenant’s estate shall in all respects be limited to, and be construed in a fashion consistent with, the estate granted to Sublandlord by Master Landlord. In the event Sublandlord is prevented from performing any of its obligations under this Sublease by a breach by Master Landlord of a term of the Master Lease, then Sublandlord’s sole obligation in regard to its obligation under this Sublease shall be to use reasonable efforts, at Subtenant’s sole cost and expense, in diligently pursuing the correction or cure by Master Landlord of Master Landlord’s breach.

23.    Entire Agreement, Amendment and Waiver. The recitals and all exhibits attached hereto are incorporated herein by reference. References herein to this Sublease shall be deemed to include the recitals and all exhibits attached hereto. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Sublease and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Sublandlord to Subtenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Sublease. This Sublease, and the exhibits and schedules attached hereto, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Sublease Premises and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Sublease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Sublease. No failure or delay by any party hereto in exercising any right, power or privilege hereunder, and no course of dealing between or among any of the parties, shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

24.    Severability. If any term or provision of this Sublease or the application thereof to any person or circumstances shall, to any extent, be invalid and unenforceable, the remainder of this Sublease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

25.    Captions. Captions to the Sections in this Sublease are included for convenience only and are not intended and shall not be deemed to modify or explain any of the terms of this Sublease.

26.    Further Assurances. The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Sublease.

27.    Governing Law; Waiver of Jury Trial. This Sublease shall be governed by, construed and interpreted in accordance with the laws of the State of California without regard to its choice of law

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rules. Subtenant agrees to and does waive all of its rights to a jury trial as set forth in Section 29.22 “Governing Law; WAIVER OF TRIAL BY JURY” of the Master Lease, which provisions are incorporated herein by this reference.

28.    Attorneys’ Fees. The terms of Section 29.21 of the Master Lease, as incorporated herein, shall apply as between Sublandlord and Subtenant.

29.    Preparation of Sublease. Each party and its counsel have reviewed and revised (or requested revisions of) this Sublease and have participated in the preparation of this Sublease, and therefore any rules of construction requiring that ambiguities are to be resolved against the party which drafted this Sublease shall not be applicable in the construction and interpretation of this Sublease.

30.    Counterparts. This Sublease may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

31.    Authority. Subtenant hereby represents and warrants that Subtenant is a duly formed and existing entity qualified to do business in the State of California and that Subtenant has full right an authority to execute and deliver this Sublease and that each person signing on behalf of Subtenant is authorized to do so.

SIGNATURES ON FOLLOWING PAGE

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IN WITNESS WHEREOF, the parties have entered into this Sublease as of the date first written above.

SUBLANDLORD:

ARMO BIOSCIENCES, INC., a
Delaware corporation

By:	/s/ Stephen L. Van Sueles
Name:	Stephen L. Van Sueles
Its:	Sr. Director-Strategic Real Estate
Date:	4/19/19

SUBTENANT:

BOLT BIOTHERAPEUTICS, INC., a
Delaware corporation

By:	/s/ Grant Yonehiro
Name:	Grant Yonehiro
Its:	Chief Business Officer
Date:	18 April 2019

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EXHIBIT A

COPY OF MASTER LEASE

[*To Be Attached*]

EXHIBIT A

EXHIBIT B

FF&E LIST

ARMO Biosciences, Inc.

Fixed Assets & Depreciation

#REF!

Description	Vendor	InvoiceIJE Number	Invoice Date	Amount	Life in Months
15110 - Office Equipment
12 Sets NOVO workstations	Vangard Concept Offices	March 7, 2018	03/07118	15,961.78	60
12 NOVO furniture workstations	Vangard Concept Offices		04/26118	17266.79	60
Fabric for Upper section of workstations panels	Vangard Concept Offices	Prepay Fabric	04125118	4,341.46	60
Deposit for desks & other furniture	Vangard Concept Offices	Deposit 4.11.18	04111118	14,922.87	60
Conference table deposit	Vangard Concept Offices	Conf. Table Dep.	04116118	18,754.01	60
Chairs, Break Room, Reception Desk - 900 Chesapeake	Vangard Concept Offices	Deposit 5.21.18	05/21118	75,184.60	60
Desks + office furniture + conference room tables for 900 Chesapeake Deposit	Vangard Concept Offices	Prepay Workstations	05/09118	86,057.26	60
white boards - 900 Chesapeake	Vangard Concept Offices	97775	07/13118	10,762.71	60
Chairs, Break Room, Reception Desk - 900 Chesapeake	Vangard Concept Offices	97902	08101118	75,184.60	60
office furniture - 575 Chesapeake	Vangard Concept Offices	97903	08101118	15,977.77	60
Desks + office furniture + conference room tables for 900 Chesapeake	Vangard Concept Offices	97905	08/01118	86,059.69	60
New location boardroom table	Vangard Concept Offices	98161	08129118	18,754.00	60
Audio Visual for TI Build Out - new location	Access Communications, Inc.	AV2562-1	04/30118	65,618.73	60
Audio Visual for II Build Out - new location	Access Communications, Inc.	AV2562-2	07/01118	32,809.35	60
Audio Visual for II Build Out • new location	Access Communications, Inc.	AV2562-3	08114118	32,809.35	60
Server equipment PO#8017	Network Designs Integration Services Inc.	31668_R	09101118	29,262.45	60
New Office Setup & Current Office Upgrade	KalioTek	INV0016854	07/01/18	12,372.50	60

Total Office Equipment (15110)				612,099.92

TOTAL				612 099.92

EXHIBIT B

EXHIBIT C

TENANT IMPROVEMENTS

[*To Be Attached*]

EXHIBIT C

EXHIBIT D

BRITANNIA POINTE GRAND BUSINESS PARK

ENVIRONMENTAL QUESTIONNAIRE

FOR COMMERCIAL AND INDUSTRIAL PROPERTIES

(Page 1 of 7)

Tenant Name:	Bolt Biotherapeutics, INC
Lease Address:	900 Chesapeake Drive, Redwood City, CA

Lease Type (check correct box – right click to properties):	☐ Primary Lease/Lessee
☒ Sublease from: Armo Biosciences, INC

Instructions: The following questionnaire is to be completed by the Lessee representative with knowledge of the planned operations for the specified building/location. Please print clearly and attach additional sheets as necessary.

1.0	PROCESS INFORMATION

Describe planned site use, including a brief description of manufacturing processes and/or pilot plants planned for this site, if any.

Cancer Research:

Synthesis of small molecules (less than 10g) and purification of these materials.

2.0	HAZARDOUS MATERIALS – OTHER THAN WASTE

Will (or are) non-waste hazardous materials be/being used or stored at this site? If so, continue with the next question. If not, go to Section 3.0.

2.1	Are any of the following materials handled on the Property? ☒ Yes ☐ No

[A material is handled if it is used, generated, processed, produced, packaged, treated, stored, emitted, discharged, or disposed.] If YES, check (right click to properties) the applicable correct Fire Code hazard categories below.

☐	Combustible dusts/fibers	☐	Explosives	☒	Flammable liquids

☐	Combustible liquids (e.g., oils)	☒	Compressed gas - inert	☒	Flammable solids/pyrophorics

☒	Cryogenic liquids - inert	☒	Compressed gas - flammable/pyrophoric	☒	Organic peroxides

☐	Cryogenic liquids – flammable	☐	Compressed gas - oxidizing	☒	Oxidizers - solid or liquid

☐	Cryogenic liquids - oxidizing	☐	Compressed gas - toxic	☒	Reactives - unstable or water reactive

☒	Corrosives - solid or liquid	☐	Compressed gas - corrosive	☐	Toxics - solid or liquid

2-2.

For all materials checked in Section 2.1 above, please list the specific material(s), use(s), and quantities of each used or stored on the site in the table below; or attach a separate inventory. NOTE: If proprietary, the constituents need not be named but the hazard information and volumes are required.

EXHIBIT D	Britannia Pointe Grand Limited Partnership [Britannia Pointe Grand Business Park]

EXHIBIT D

BRITANNIA POINTE GRAND BUSINESS PARK

ENVIRONMENTAL QUESTIONNAIRE

FOR COMMERCIAL AND INDUSTRIAL PROPERTIES

(Page 2 of 7)

Material/Chemical	Physical State (Solid, Liquid, or Gas)	Container Size	Number of Containers Used & Stored	Total Quantity	Units (pounds for solids, gallons or liters for liquids, &
See Attached Excel Document

2-3.	Describe the planned storage area location(s) for the materials in Section 2-2 above. Include site maps and drawings as appropriate.

EXHIBIT D	Britannia Pointe Grand Limited Partnership [Britannia Pointe Grand Business Park]

EXHIBIT D

BRITANNIA POINTE GRAND BUSINESS PARK

ENVIRONMENTAL QUESTIONNAIRE

FOR COMMERCIAL AND INDUSTRIAL PROPERTIES

(Page 3 of 7)

All Chemical Storage will be within the Chemistry Lab.

•	Flammable Liquids (Red/orange): Chemical Storage Cabinet/under fume hood storage

•	Compressed Gases (orange): in cabinet below fume hood

•	Corrosives solid (green): under counter storage cabinets

•	Compressed Gases Inert (pink): double braced at end of bench

•	Flammable solids (purple): explosion proof freeze/fridge

•	Oxidizers(purple): Freezer with secondary container only for oxidizers

•	Reactives (purple): Refrigerator or cabinet with secondary container only for reactives

•	Dry Chemicals (pink): above benches on shelves

2-4.

Other hazardous materials. Check below (right click to properties) if applicable. NOTE: If either of the latter two are checked (BSL-3 and/or radioisotope/radiation), be advised that not all lease locations/cities or lease agreements allow these hazards; and if either of these hazards are planned, additional information will be required with copies of oversight agency authorizations/licenses as they become available.

☒	Risk Group 2/Biosafety Level-2 Biohazards	☐	Risk Group 3/Biosafety Level-3 Biohazards	☐	Radioisotopes/Radiation

3.0	HAZARDOUS WASTE (i.e. REGULATED CHEMICAL WASTE)

Are (or will) hazardous wastes (be) generated?    ☒  Yes    ☐  No

If YES, continue with the next question. If not, skip this section and go to section 4.0.

3.1	Are or will any of the following hazardous (CHEMICAL) wastes generated, handled, or disposed of (where applicable and allowed) on the property?

☒	Liquids	☐	Process sludges	☐	PCBs

☒	Solids	☐	Metals	☐	wastewater

EXHIBIT D	Britannia Pointe Grand Limited Partnership [Britannia Pointe Grand Business Park]

EXHIBIT D

BRITANNIA POINTE GRAND BUSINESS PARK

ENVIRONMENTAL QUESTIONNAIRE

FOR COMMERCIAL AND INDUSTRIAL PROPERTIES

(Page 4 of 7)

3-2.	List and estimate the quantities of hazardous waste identified in Question 3-1 above.

HAZRDOUS (CHEMICAL) WASTE GENERATED	SOURCE	WASTE TYPE		APPROX. MONTHLY QUANTITY with units	DISPOSITION (e.g., off-site landfill, incineration, fuel blending scrap metal; wastewater neutralization (onsite or off-site)
		RCRA listed (federal)	Non-RCRA (California ONLY or recycle
Mixed Organics	Synthesis purification of organic products	☒	☐	30 gal	Incineration via ACT
H/FPLC Waste	Acetonitrile/water used to purify organics products	☒	☐		Incineration via ACT
Solid Waste	Inorganics and Neutralized organics	☒	☐		Landfill via ACT
		☐	☐
		☐	☐

3-3.	Waste characterization by:	Process knowledge ☒	EPA lab analysis ☐	Both ☐

3-4.	Please include name, location, and permit number (e.g. EPA ID No.) for transporter and disposal facility if applicable. Attach separate pages as necessary. If not yet known, write “TBD.”

Hazardous Waste Transporter/disposal Facility Name	Facility Location	Transporter (T) o Disposal (D) Facility	Permit Number
Advanced Chemical Transport (ACTenviro)	967 Mabury Road, San Jose, CA 95133-1025	T	CAR000070540
Advanced Chemical Treatment	6133 Edith Blvd NE, Albuquerque, NM, 87017	D	NMD002208627

3-5.

Are pollution controls or monitoring employed in the process to prevent or minimize the release of wastes into the environment? NOTE: This does NOT mean fume hoods; examples include air scrubbers, cyclones, carbon or HEPA filters at building exhaust fans, sedimentation tanks, pH neutralization systems for wastewater, etc.

☐  Yes    ☒  No

If YES, please list/describe:

4.0	OTHER REGULATED WASTE (i.e. REGULATED BIOLOGICAL WASTE referred to as “Medical Waste” in California)

4-1.	Will (or do) you generate medical waste? ☒ Yes ☐ No If NO, skip to Section 5.0.

4-2.	Check the types of waste that will be generated, all of which fall under the California Medical Waste Act:

EXHIBIT D	Britannia Pointe Grand Limited Partnership [Britannia Pointe Grand Business Park]

EXHIBIT D

BRITANNIA POINTE GRAND BUSINESS PARK

ENVIRONMENTAL QUESTIONNAIRE

FOR COMMERCIAL AND INDUSTRIAL PROPERTIES

(Page 5 of 7)

☒	Contaminated sharps (i.e., if contaminated with ≥ Risk Group 2 materials)	☒	Animal carcasses	☐	Pathology waste known or suspected to be contaminated with ≥ Risk Group 2 pathogens)
☒	Red bag biohazardous waste (i.e., with ≥ Risk Group 2 materials) for autoclaving	☒	Human or non-human primate blood, tissues, etc. (e.g., clinical specimens)	☐	Trace Chemotherapeutic Waste and/or Pharmaceutical waste NOT otherwise regulated as RCRA chemical waste

4-3.	What vendor will be used for off-site autoclaving and/or incineration?

Advanced Chemical Transport/Treatment (ACT)

4-5.	Do you have a Medical Waste Permit for this site? ☒ Yes ☐ No, not required.

☐ No, but an application will be submitted.

5.0	UNDERGROUND STORAGE TANKS (USTS) & ABOVEGROUND STORAGE TANKS (ASTS)

5-1.

Are underground storage tanks (USTs), aboveground storage tanks (ASTs), or associated pipelines used for the storage of petroleum products, chemicals, or liquid wastes present on site (lease renewals) or required for planned operations (new tenants)?  ☐  Yes         ☒  No

NOTE: If you will have your own diesel emergency power generator, then you will have at least one AST!

[NOTE: If a backup generator services multiple tenants, then the landlord usually handles the permits.]

If NO, skip to section 6.0. If YES, please describe capacity, contents, age, type of the USTs or ASTs, as well any associated leak detection/spill prevention measures. Please attach additional pages if necessary.

UST or AST	Capacity (gallons)	Contents	Year Installed	Type (Street, Fiberglass, etc.)	Associated Leak Detection / Spill Prevention Measures*

*NOTE:

The following are examples of leak detection / spill prevention measures: integrity testing, inventory reconciliation, leak detection system, overfill spill protection, secondary containment, cathodic protection.

5-2.	Please provide copies of written tank integrity test results and/or monitoring documentation, if available.

5-3.	Is the UST/AST registered and permitted with the appropriate regulatory agencies? ☐ Yes ☐ No, not yet

If YES, please attach a copy of the required permit(s). See Section 7-1 for the oversight agencies that issue permits, with the exception of those for diesel emergency power generators which are permitted by the local Air Quality District (Bay Area Air Quality Management District = BAAQMD; or San Diego Air Pollution Control District = San Diego APCD).

5-4.

If this Questionnaire is being completed for a lease renewal, and if any of the USTs/ASTs have leaked, please state the substance released, the media(s) impacted (e.g., soil, water, asphalt, etc.), the actions taken, and all remedial responses to the incident.

5-5.	If this Questionnaire is being completed for a lease renewal, have USTs/ASTs been removed from the Property?

☐  Yes         ☐  No

EXHIBIT D	Britannia Pointe Grand Limited Partnership [Britannia Pointe Grand Business Park]

EXHIBIT D

BRITANNIA POINTE GRAND BUSINESS PARK

ENVIRONMENTAL QUESTIONNAIRE

FOR COMMERCIAL AND INDUSTRIAL PROPERTIES

(Page 6 of 7)

If YES, please provide any official closure letters or reports and supporting documentation (e.g., analytical test results, remediation report results, etc.).

5-6.	For Lease renewals, are there any above or below ground pipelines on site used to transfer chemicals or wastes?

☐    Yes  ☐    No

For new tenants, are installations of this type required for the planned operations?    ☐    Yes  ☐    No

If YES to either question in this section 5-6, please describe.

6.0	ASBESTOS CONTAINING BUILDING MATERIALS

Please be advised that an asbestos survey may have been performed at the Property. If provided, please review the information that identifies the locations of known asbestos containing material or presumed asbestos containing material. All personnel and appropriate subcontractors should be notified of the presence of these materials, and informed not to disturb these materials. Any activity that involves the disturbance or removal of these materials must be done by an appropriately trained individual/contractor.

7.0	OTHER REGULATORY PERMITS/REQUIREMENTS

7-1.

Does the operation have or require an industrial wastewater permit to discharge into the local National Pollutant Discharge Elimination System (NPDES)? [Example: This applies when wastewater from equipment cleaning is routed through a pH neutralization system prior to discharge into the sanitary or lab sewer for certain pharmaceutical manufacturing wastewater; etc.] Permits are obtained from the regional sanitation district that is treating wastewater.

☐    Yes  ☒    No  ☐ No, but one will be prepared and submitted to the Landlord property management company.

If so, please attach a copy of this permit or provide it later when it has been prepared.

7-2.

Has a Hazardous Materials Business Plan (HMBP) been developed for the site and submitted via the State of California Electronic Reporting System (CERS)? [NOTE: The trigger limits for having to do this are ☐ 200 cubic feet if any one type of compressed gas(except for carbon dioxide and inert simple asphyxiant gases, which have a higher trigger limit of 21 1,000 cubic feet); 21 55 gallons if any one type of hazardous chemical liquid; and 21500 pounds of any one type of hazardous chemical solid. So a full-sixe gas cylinder and a 260-liter of liquid nitrogen are triggers! Don’t forget the diesel fuel in a backup emergency generator if the diesel tank size is 21 55 gallons and it is permitted under the tenant (rather than under the landlord).] NOTE: Each local Certified Unified Program Agency (CUPA) in California governs the HMBP process so start there. Examples: the CUPA for cities in San Mateo County is the County Environmental Health Department; the CUPA for the City of Hayward, CA is the Hayward Fire Department; the CUPA for Mountain View is the Mountain View Fire Department; and, the CUPA for San Diego is the County of San Diego Hazardous Materials Division (HMD),

☐    Yes  ☐    No  ☒ No, but one will be prepared and submitted, and a copy will be provided to the landlord property management company.

If one has been completed, please attach a copy. Continue to provide updated versions as they are completed. This is a legal requirement in that State law requires that the owner/operator of a business located on leased or rented real property shall notify, in writing, the owner of the property that the business is subject to and is in compliance with the Hazardous Materials Business Plan requirements (Health and Safety Code Chapter 6.95 Section 25505.1).

7-3.

NOTE: Please be advised that if you are involved in any tenant improvements that require a construction permit, you will be asked to provide the local city with a Hazardous Materials Inventory Statement (HMIS) to ensure that your hazardous chemicals fall within the applicable Fire Code fire control area limits for the applicable construction occupancy of the particular building. The HMIS will include much of the information listed in Section 2-2. Neither the landlord nor the landlord’s property management company expressly warrants that the inventory provided in Section 2-2 will necessarily meet the applicable California Fire Code fire control area limits for building occupancy, especially in shared tenant occupancy situations. It is the responsibility of the tenant to ensure that a facility and site can legally handle the intended operations and hazardous materials desired/ needed for its operations, but the landlord is happy to assist in this determination when possible.

EXHIBIT D	Britannia Pointe Grand Limited Partnership [Britannia Pointe Grand Business Park]

EXHIBIT D

BRITANNIA POINTE GRAND BUSINESS PARK

ENVIRONMENTAL QUESTIONNAIRE

FOR COMMERCIAL AND INDUSTRIAL PROPERTIES

(Page 7 of 7)

CERTIFICATION

I am familiar with the real property described in this questionnaire. By signing below, I represent and warrant that the answers to the above questions are complete and accurate to the best of my knowledge. I also understand that Lessor will rely on the completeness and accuracy of my answers in assessing any environmental liability risks associated with the property.

Signature: Shea Bernard

Name: Shea Bernard

Title: Facilities Manager

Date: 2/15/2019

Telephone: 815-275-9655

EXHIBIT D	Britannia Pointe Grand Limited Partnership [Britannia Pointe Grand Business Park]

EXHIBIT D

NFPA
Flammability	4

Will rapidly or completely vaporize at normal atmospheric pressure and temperature, or is readily dispersed in air and will burn readily (e.g. acetylene, propane, hydrogen gas). Includes pyrophonic substances. Flash point below room temperature at 22.8 °C (73 °F)

3

Liquids and solids (including finely divided suspended solids) that can be ignited under all ambient temperature conditions (e.g. gasoline, acetone). Liquids having a flash point below 22.8 °C (73 °F) and having a boiling point at or above 37.8 C (100 F) or having a flash point between 22.8 and 37.8 °C (73 and 100 °F).

2

Must be moderately heated or exposed to relatively high ambient temperature before ignition can occur (e.g. diesel fuel, paper, sulfur) and multiple finely divided suspended solids that do not require heating before ignition can occur. Flash point between 37.8 and 93.3 °C (100 and 200 °F).

1

Materials that require considerable preheating, under all ambient temperature conditions before ignition and combustion can occur (e.g. mineral oil, ammonia). Includes some finely divided suspended solids that do not require heating before ignition can occur. Flash point at or above 93.3 °C (200 °F).

0

Materials that will not burn under typical fire conditions (e.g. Carbon tetrachloride). Including intrinsically noncombustible materials such as concrete, stone, and sand. Materials that will not burn in air when exposed to a temperature of 820 °C (1,500 °F) for a period of 5 minutes.

Health	4	Very short exposure could cause death or major residual injury (e.g. hydrogen cyanide, phosgene, methyl isocyanate, hydrofluoric acid)
	3	Short exposure could cause serious temporary or moderate residual injury (e.g. liquid hydrogen, carbon , calcium , acid)
	2	Intense or continued but not chronic exposure could cause temporary incapacitation or possible residual injury (e.g. diethyl ether, ammonium phosphate, iodine)
	1	Exposure would cause irritaiton with only minor residual injury (e.g. acetone, sodium , postassium chloride)
	0	Poses no health hazard, no precautions necessary and would offer no hazard beyond that of ordinary combustible

Reactivity	4	Readily capable of detonation or explosive decomposition at normal temperatures and pressures (e.g. nitroglycerin, chlorine dioxide, nitrogen , chlorine trifluoride)
3

Capable of detonation or explosive decomposition but requires a strong initiating source, must be healed under confinement before irritation, reacts explosively with water, or will detonate if severely shocked (e.g. ammonium nitrate, caesium, hydrogen peroxide)

	2	Undergoes violent chemical change at elevated temperatures and pressures, reacts violently with water, or may form explosive mixtures with water (e.g. white phosphorous, potassium, sodium)
	1	Normally stable, but can become unstable at elevated temperatures and pressures (e.g. propene)
	0	Normally stable, even under fire exposure conditions, and is not reactive with water (e.g. helium, N 2)
Special	Ox	Oxidizer, allows chemicals to burn without an air supply (e.g. potassium perchlorate, ammonium nitrate, hydrogen peroxide).
	W	Reacts with water in an unusual or dangerous manner (e.g. caesium, sodium, sulfuric acid).
	SA	Simple , gas. (e.g. hydrogen, nitrogen, helium, neon, argon, krypton, xenon).
	COR	Corrosive; strong acid or base (e.g. sulfuric acid, potassium hydroxide)
	ACID	)
	ALK	Alkaline
	BIO	Biological hazard (e.g. flu virus, rabies virus)
	POI	Poisonious (e.g. , alpha- )
	RAD	Radioactive (e.g. plutonium, cobalt- )
	CRYO	Cryogenic (e.g. liquid nitrogen)

Exhibit D	- 1 -

EXHIBIT D

Biosafety levels (BSL)	BSL-1	BSL-2	BSL-2+	BSL-3
A	Hazard levels				
1	Degree of hazard	Low risk: Well characterizedagents not known to cause disease in healthy adult humans	Moderate: Agents that cause human disease of moderate hazard	High: Agents involved in laboratory-acquired infections or where disease can have serious or potentially lethal consequences	High: Agents that cause disease of moderate to high hazard that haveserious or potentially lethal consequences
2	Examples	Escherichia coli (laboratory strain)	Streptococcus pyogenes	Listeria monocytogenes	Mycobacterium tuberculosis
B	Standard microbiological practices				
1	Access to the laboratory	Access does not have to be restricted – however, doors cannot be propped open (in violation of fire code).	Doors to the laboratory are closed when BSL-2 work is being conducted to prevent public access.	Doors to the laboratory are closed when BSL-2 work is being conducted to prevent public access.	Doors to the laboratory are closed and locked to prevent untrained personnel access.
2	Biohazard signage	Biohazard sign must be posted.	Biohazard sign must be posted.	Biohazard sign must be posted.	Biohazard sign must be posted.
3	Biohazard solid waste decontamination	Biomedical waste vendor.	Biomedical waste vendor or steam sterilize with EH&S approval.	Biomedical waste vendor or steam sterilize with EH&S approval. Pathological waste or infected animals must be incinerated.	Steam sterilize in laboratory – EH&S may grant exceptions in extenuating circumstances.
4	Biohazardous liquid culture decontamination	10% bleach/water made fresh daily with bleach having an EPA registration number (e.g., Chlorox) for 30 minutes.	10% bleach/water made fresh daily with bleach having an EPA registration number (e.g., Chlorox) for 30 minutes or steam sterilize with EH&S approval.	10% bleach/water made fresh daily with bleach having an EPA registration number (e.g., Chlorox) for 30 minutes or steam sterilize with EH&S approval. Prion liquid waste must be added to 1 Normal NaOH and collected as hazardous waste.	Steam sterilize in laboratory – EH&S may grant exceptions in extenuating circumstances.
5	Eating, drinking, application of cosmetics or contact lenses	Permitted only in designated clean areas.	**Permitted only in designated clean areas. Not permitted if Aerosol Transmissible Disease Pathogens are used.**	Not permitted at any time.	Not permitted at any time.
6	Contaminated sharps (e.g., needles, blades, glass)	Safe handling practices must be developed and implemented. Substitute plasticware for glassware whenever possible.	Safe handling practices must be developed and implemented. Substitute plasticware for glassware whenever possible.	Safe handling practices must be developed and implemented. Substitute plasticware for glassware whenever possible.	Safe handling practices must be developed and implemented. Substitute plasticware for glassware whenever possible.
7	Decontamination of work surfaces	Daily, after finishing work and following spills.	Daily, after finishing work and following spills.	Daily, after finishing work and following spills.	Daily, after finishing work and following spills.
8	Pipetting	Mechanical device – no mouth pipetting.	Mechanical device – no mouth pipetting.	Mechanical device – no mouth pipetting.	Mechanical device – no mouth pipetting.
9	Storage of biohazardous waste material	Double red bags held in rigid, leakproof containers with biohazard labels on the top and side. Biohazardous waste must be under direct control of the responsible laboratory until it is placed in an EH&S approved storage area.	Double red bags held in rigid, leakproof containers with biohazard labels on the top and side. Biohazardous waste must be under direct control of the responsible laboratory until it is placed in an EH&S approved storage area.	Double red bags held in rigid, leakproof containers with biohazard labels on the top and side. Biohazardous waste must be under direct control of the responsible laboratory until it is placed in an EH&S approved storage area.	Double red bags held in rigid, leakproof containers with biohazard labels on the top and side. Biohazardous waste must be under direct control of the responsible laboratory until it is placed in an EH&S approved storage area.
10	Handwashing	Required after working with potentially hazardous materials and before leaving the laboratory.	Required after working with potentially hazardous materials and before leaving the laboratory.	Required after working with potentially hazardous materials and before leaving the laboratory.	Required after working with potentially hazardous materials and before leaving the laboratory.
11	Training	The laboratory supervisor must ensure that laboratory personnel receive appropriate training regarding their duties, the necessary precautions to prevent exposures, and exposure evaluation procedures.	The laboratory supervisor must ensure that laboratory personnel receive appropriate training regarding their duties, the necessary precautions to prevent exposures, and exposure evaluation procedures.	The laboratory supervisor must ensure that laboratory personnel receive appropriate training regarding their duties, the necessary precautions to prevent exposures, and exposure evaluation procedures.	The laboratory supervisor must ensure that laboratory personnel receive appropriate training regarding their duties, the necessary precautions to prevent exposures, and exposure evaluation procedures.
12	Medical surveillance	Recommended where personal health status may result in increased susceptibility to infection or inability to receive vaccinations or prophylactic interventions.	Required. Laboratory personnel must be provided with medical surveillance and offered appropriate immunizations.	Required. Laboratory personnel must be provided with medical surveillance and offered appropriate immunizations.	Required. Laboratory personnel must be provided with medical surveillance and offered appropriate immunizations.
13	Equipment decontamination	Equipment must be cleaned of residues and green tagged by EH&S before repair, maintenance, or removal from laboratory.	Equipment must be decontaminated and green tagged by EH&S before repair, maintenance, or removal from laboratory.	Equipment must be decontaminated and green tagged by EH&S before repair, maintenance, or removal from laboratory.	Equipment must be decontaminated and green tagged by EH&S before repair, maintenance, or removal from laboratory.
14	Animals and plants not associated with the work	Allowed if approved by laboratory director	Not allowed in the laboratory.	Not allowed in the laboratory.	Not allowed in the laboratory.
15	Institutional Biosafety Committee approval required for use of glassware	Not applicable.	Recommended	Required for HBV, HCV, and HIV	Required.
C	Safety equipment				
1	Class II Biological safety cabinet (with annual certification)	Not required.	Required for all aerosol generatingprocesses**	Required for all work.	Required for all work.
2	Sealed rotors or safety cups for centrifuging	Not required.	Required for high concentrations or large volumes of infectious agents. Exception: Centrifuges without secondary containment can be operated inside a certified biosafety cabinet.	Required for all work.	Required for all work.
3	[illegible]	Required.	Required.	Required.	Required (solid front disposable gown).
4	Gloves (alternatives to latex gloves should be available)	Required.	Required.	Required.	Required.
5	Eye protection (safety glasses, goggles)	Required. This includes work in the biosafety cabinet.	Required. This includes work in the biosafety cabinet.	Required. This includes work in the biosafety cabinet.	Required. This includes work in the biosafety cabinet.
6	Sleeve protectors	Not required.	Not required.	Recommended.	Recommended.
7	HEPA-filtered vacuum lines	Required.	Required.	Required.	Required.
D	Laboratory facilities				
1	Ventilation	Negative pressure is required if adjacent area is a lower biosafety level or non-laboratory space. Single pass air is required. Reference: UCSD Institutional Biosafety Committee			
2	Handwashing facilities	Required.	Required.	Required.	Required.
3	Autoclave	Not required.	Not required.	Not required.	Required in laboratory.
4	Eye Wash Station	Recommended. However, use of hazardous chemicals may change this to a requirement.	Required.	Required	Required in laboratory.
5	Doors	Required.	Required. Doors should be self-closing and have locks.	Required. Doors should be self-closing and have locks.	Required. A series of 2 self-closing doors is the basic requirement for entry. The space between the 2 doors is called the anteroom. Palm scanners are used to restrict access.
6	Chairs	Chairs used in laboratory work must be covered with a non-porous material that can be easily cleaned and decontaminated with appropriate disinfectant.	Chairs used in laboratory work must be covered with a non-porous material that can be easily cleaned and decontaminated with appropriate disinfectant.	Chairs used in laboratory work must be covered with a non-porous material that can be easily cleaned and decontaminated with appropriate disinfectant.	Chairs used in laboratory work must be covered with a non-porous material that can be easily cleaned and decontaminated with appropriate disinfectant.
7	Cleaning and decontamination	Laboratory design should allow the facility to be easily cleaned and decontaminated. Carpets and rugs are not appropriate.	Laboratory design should allow the facility to be easily cleaned and decontaminated. Carpets and rugs are not appropriate.	Laboratory design should allow the facility to be easily cleaned and decontaminated. Carpets and rugs are not appropriate.	Laboratory design should allow the facility to be easily cleaned and decontaminated. Carpets and rugs are not appropriate. Seams, floors, walls, and ceiling surfaces should be sealed. Spaces around doors and ventilation openings should be capable of being sealed to allow for space fumigation.

Exhibit D	- 2 -

EXHIBIT D

NFPA				BSL	GHS	Hazard Statements	First Letter	Common Name	Chemical Name	Physical State	Single Largest Container	Maximum Storage Amount	Location	Manufacturer
Flammability	Health	Reactivity	Special											
							A	Ammonium Acetate	Ammonium Acetate	Solid	500 g	500 g	Dave's Cabinet	
							A	6-aminocaproic acid	6-aminohexanoic acid	solid	100g	100 g	Dave's Cabinet	
							A	Ammonium Hydroxide	Ammonium Hydroxide	liquid	500 mL	1 L	Dave's, Art's Corrosive Cabinet	
							A	Acetic Acid	Acetic Acid	liquid	2.5 L	3.5 L	Dave's, Art's Corrosive Cabinet	
							A	Acetone	Acetone	liquid	4 L	20 L	Dave's, Art's Flammable Cabinet	
							A	4-N-(2-aminoethyl)-1-N-Boc-piperazine	4-N-(2-aminoethyl)-1-N-Boc-piperazine	solid	25 g	25 g	Art's Bench	
							A	Amino-PEG3-t-butyl ester	Amino-PEG3-t-butyl ester	liquid	1 g	1 g	Art's bench	
							A	Ald-Ph-PEG2-t-butyl ester	Ald-Ph-PEG2-t-butyl ester	liquid	100 mg	250 mg	Art's Bench	
							A	Amino-dPEG2-t-butyl ester	Amino-dPEG2-t-butyl ester	liquid	1 g	1 g	Art's Bench	
							A	4-aminophenol	4-aminophenol	solid	25 g	50 g	Art's Bench	
							A	3-aminobenzonitrile	3-aminobenzonitrile	solid	25 g	25 g	Art's Bench	
							A	Ammonium cerium nitrate	Ammonium cerium nitrate	solid	50 g	50 g	Art's Bench	
							A	Ald-PEG4-t-butyl ester	Ald-PEG4-t-butyl ester	liquid	250 mg	250 mg	Art's Bench	
							A	Ammonium chloride	Ammonium chloride	solid	500 g	500 g	Art's Bench	
							A	Acetic Anhydride	Acetic Anhydride	liquid	100 mL	100 mL	Art's Corrosive Cabinet	
							A	Acetonitrile	Acetonitrile	liquid	4 L	12 L	Dave's, Art's Flammable Cabinet	
							A	L-Arginine	L-Arginine	solid	100 g	100 g	Steve's Bench	
							A	Acetone	Acetone	liquid	4000mL	4000mL	general chemical cabinet	
							A	acetonitrile	acetonitrile	liquid	4000mL	4000mL	general chemical cabinet	
							A	Argon Ultrahigh Purity, 300 cu ft Cylinder	Argon Ultrahigh Purity, 300 cu ft Cylinder	gas	300cu ft	300cu ft	gas storage	
							B	Boc-Lys-OH	N-Boc-L-Lysine	solid	1 g	1 g	Dave's Cabinet	
							B	Bromine	Bromine	liquid	100 g	150 g	Dave's Corrosive Cabinet	
							B	3-bromoaniline	3-bromoaniline	solid	100 g	125 g	Art's Bench	
							B	Boc-piperazine	tert-butyl piperazine-1-carboxylate	solid	100 g	20 L	Art's Bench	
							B	1-butylamine	1-butylamine	liquid	100 g	100 g	Art's Bench	
							B	1-(N-Boc-aminomethyl)-4-(aminomethyl)benzene	1-(N-Boc-aminomethyl)-4-(aminomethyl)benzene	solid	10 g	10 g	Art's bench	
							B	Bis-PEG2-acid	Bis-PEG2-acid	solid	1 g	1 g	Art's Bench	
							B	Bis-PEG3-acid	Bis-PEG3-acid	liquid	1 g	1 g	Art's Bench	
							B	Bis-PEG4-acid	Bis-PEG4-acid	solid	1 g	1 g	Art's Bench	
							B	Bis-PEG5-acid	Bis-PEG5-acid	solid	1 g	1 g	Art's Bench	
							B	1-Boc-4-(3-aminomethyl)piperazine	1-Boc-4-(3-aminomethyl)piperazine	solid	1 g	1 g	Art's Bench	
							B	6-bromoquinoline-2,4-dione	6-bromoquinoline-2,4-dione	solid	10 g	5 g	Art's Bench	
							B	4-bromoaniline	4-bromoaniline	solid	25 g	125 g	Art's Bench	
							B	(Benzotriazol-1-yl)tripyrrolidino-phosphonium hexafluorophosphate	(Benzotriazol-1-yl)tripyrrolidino-phosphonium hexafluorophosphate	solid	5 g	5 g	Art's Bench	
							B	Bis(triphenylphosphine)palladium(II) dichloride	Bis(triphenylphosphine)palladium(II) dichloride	solid	5 g	5 g	Art's Bench	
							B	[1,1'-Bis(diphenylphosphino)ferrocene]dichloropalladium(II)	[1,1'-Bis(diphenylphosphino)ferrocene]dichloropalladium(II)	solid	5 g	10 g	Art's Bench	
							B	Busulfan	Busulfan	solid	25 g	25	Steve's Bench	
							B	BSA	Bovine serum albumin	solid	100 g	150 g	4°C Fridge	
							B	BUTYL NITRITE	BUTYL NITRITE	liquid	25g	25g	general chemical cabinet	
							B	Butylamine	Butylamine	liquid	25mL	25mL	general chemical cabinet	
							B	BUTYLLITHIUM SOLUTION, 2.5M IN HEXANES	BUTYLLITHIUM SOLUTION, 2.5M IN HEXANES	liquid	50mL	50mL	general chemical cabinet	
							C	2-chlorotrityl chloride resin	2-chlorotrityl chloride resin	Solid	100 g	100 g	Dave's Cabinet	
							C	carbonyldiimidazole	carbonyldiimidazole	solid	25 g	35 g	Dave's and Art's Cabinet	
							C	Cesium carbonate	Cesium carbonate	solid	250 g	250 g	Art's Bench	
							C	2-chlorobenzoic acid	2-chlorobenzoic acid	solid	25 g	25 g	Art's Bench	
							C	copper iodide	copper iodide	solid	10 g	10 g	Art's Bench	
							C	camphorsulfonic acid	camphorsulfonic acid	solid	25 g	25 g	Art's Bench	
							C	1-(N-Boc-aminomethyl)-4-(aminomethyl)benzene	1-(N-Boc-aminomethyl)-4-(aminomethyl)benzene	solid	10 g	10 g	Art's bench	
							C	L-cysteine hydrochloride	L-cysteine hydrochloride	solid	100 g	100 g	Art's Bench	
							C	Celite	Celite	solid	1 kg	1 kg	Art's Bench	
							C	citric acid	citric acid	solid	500 g	500 g	Art's Bench	
							C	O-(carboxymethyl)hydroxylamine hydrochloride	O-(carboxymethyl)hydroxylamine hydrochloride	solid	10 g	10 g	4°C Fridge	
							D	3,3'-dithiopropionic acid	3,3'-dithiopropionic acid	Solid	50 g	50 g	Dave's and Art's Cabinet	
							D	DMSO	dimethylsulfoxide	liquid	500 mL	900 mL	Dave's and Art's Cabinet	
							D	DMF	N,N-dimethylformamide	liquid	500 mL	4.2 L	Dave's and Art's Cabinet	
							D	DIPEA	N,N-diisopropylethylamine	liquid	500 mL	125 g	Art's Bench	
							D	DMAP	4-dimethylaminopyridine	solid	25 g	25 g	Dave's cabinet	
							D	N,N'-disuccinimidylcarbonate	1-butylamine	solid	5 g	5 g	Dave's cabinet	
							D	N-(3-dimethylaminopropyl)-N'-ethylcarbodiimide hydrochloride	N-(3-dimethylaminopropyl)-N'-ethylcarbodiimide hydrochloride	solid	25 g	35 g	Dave's and Art's Cabinet	
							D	DIPC	Diisopropylcarbodiimide	liquid	25 g	25 g	Dave's cabinet	
							D	DCC	Dicyclohexylcarbodiimide	solid	25 g	25 g	Dave's cabinet	
							D	Dichloromethane	Dichloromethane	liquid	4 L	24 L	Dave's and Art's Cabinet	
							D	Dowtherm A	Dowtherm A	liquid	1 L	1 L	Art's Bench

Exhibit D	- 3 -

EXHIBIT D

NFPA				BSL	GHS	Hazard Statements	First Letter	Common Name	Chemical Name	Physical State	Single Largest Container	Maximum Storage Amount	Location	Manufacturer
Flammability	Health	Reactivity	Special											
							D	2,4-dihydroxyquinoline	2,4-dihydroxyquinoline	solid	500 g	500 g	Art's Bench	
							D	2,2'-dithiopyridine	2,2'-dithiopyridine	solid	1 g	1 g	Art's Bench	
							D	2,4-dimethoxybenzylamine	2,4-dimethoxybenzylamine	liquid	100 g	300 g	Art's Bench	
							D	3,4-dimethoxybenzylamine	3,4-dimethoxybenzylamine	liquid	25 g	25 g	Art's Bench	
							D	3,4-dimethoxybenzyl alcohol	3,4-dimethoxybenzyl alcohol	solid	25 g	25 g	Art's Bench	
							D	di-tert-butyl dicarbonate	di-tert-butyl dicarbonate	liquid	100 g	100 g	Art's Bench	
							D	DIAD	diisopropylazodicarboxylate	liquid	100 g	100 g	Art's Bench	
							D	Diethyl malonate	Diethyl malonate	liquid	500 g	500 g	Art's Bench	
							D	DBU	1,8-Diazabicyclo[5.4.0]undec-7-ene	liquid	25 g	25 g	Art's Bench	
							D	N,O-dimethylhydroxylamine hydrochloride	N,O-dimethylhydroxylamine hydrochloride	solid	25 g	25 g	Art's Bench	
							D	DIBAL (20% in toluene)	Diisobutylaluminum hydride (20% in toluene)	liquid	400 mL	400 mL	Art's corrosive cabinet	
							D	DCE	1,2-dichloroethane	liquid	1 L	1 L	Art's cabinet	
							D	1-(3-Dimethylaminopropyl)-3-ethylcarbodiimide hydrochloride	1-(3-Dimethylaminopropyl)-3-ethylcarbodiimide hydrochloride	solid	10g	10g	general chemical cabinet	
							E	EDTA	Ethylenediaminetetraacetic acid, disodium salt dihydrate	Solid	100 g		100 g	Dave's Cabinet
							E	Ethyl acetate	Ethyl acetate	liquid	4 L		36 L	Dave's and Art's Cabinet
							E	Ethyl Ether	Diethyl ether	liquid	4 L		12 L	Dave's and Art's Cabinet
							E	Ethanol	Ethanol	liquid	4L		4L	general chemical cabinet
							E	ETHANOLAMINE	ETHANOLAMINE	liquid	25mL		25mL	general chemical cabinet
							F	Fmoc-Gly-Osu	Fmoc-Gly-Osu	Solid	5 g		5 g	Dave's Cabinet
							F	Fmoc-Gly-OH	Fmoc-Gly-OH	solid	50 g		50 g	Dave's Cabinet
							F	Formic acid	Formic acid	liquid	100 mL		100 mL	Dave's and Art's corrosive cabinet
							F	Formaldehyde	Formaldehyde (37% in water)	liquid	500 mL		500 mL	Art's bench
							F	Filter agent Celite 521	Filter agent Celite 521	solid	1000g		1000g	general chemical cabinet
							F	Formaldehyde solution, 36%	Formaldehyde solution, 36%	liquid	1000mL		1000mL	general chemical cabinet
							G	Glycine tert-butyl ester	Glycine tert-butyl ester	liquid	5 g		5 g	Art's bench
							G	Gly-gly	Gly-gly	solid	5 g		5 g	Art's bench
							G	Gly-gly-gly	Gly-gly-gly	solid	500 mg		500 mg	Art's bench
							G	Gly-gly-gly-gly	Gly-gly-gly-gly	solid	1 g		1 g	Art's bench
							G	Gly-gly-gly-gly-gly	Gly-gly-gly-gly-gly	solid	100 mg		100 mg	Art's bench
							H	hydroxylamine hydrochloride	hydroxylamine hydrochloride	Solid	100 g		100 g	Dave's Cabinet
							H	HATU	1-[Bis(dimethylamino)methylene]-1H-1,2,3-triazolo[4,5-b]pyridinium 3-o	solid	25 g		50 g	Dave's and Art's Cabinet
							H	N-hydroxysuccinimide	N-hydroxysuccinimide	solid	25 g		25 g	Dave's Cabinet
							H	Hexanes	Hexanes	liquid	4L		16 L	Dave's and Art's Cabinet
							H	Hydrochloric acid (36% in water)	Hydrochloric acid (36% in water)	liquid	2.5 L		5 L	Dave's and Art's Cabinet
							H	Hydrochloric acid (4M in dioxane)	Hydrochloric acid (4M in dioxane)	liquid	100 mL		300 mL	Dave's and Art's corrosive Cabinet
							H	Hydroxylamine	Hydroxylamine	liquid	100 mL		200 mL	Dave's corrosive Cabinet
							H	Hydrazine	Hydrazine	liquid	50 g		50 g	Art's corrosive Cabinet
							H	HATU, N,N,N',N'-Tetramethyl-O-(7-azabenzotriazol-1-yl)uronium hexafluorophosphate	HATU, N,N,N',N'-Tetramethyl-O-(7-azabenzotriazol-1-yl)uronium hexafluorophosphate	solid	100g		100g	general chemical cabinet
							H	Hexane	Hexane	liquid	1000mL		1000mL	general chemical cabinet
							H	HYDRAZINE, ANHYDROUS	HYDRAZINE, ANHYDROUS	liquid	500mL		500mL	general chemical cabinet
							H	Hydrogen chloride in Dioxane solution 4N	Hydrogen chloride in Dioxane solution 4N	liquid	100mL		100mL	general chemical cabinet
							H	Hydroxylamine hydrochloride	Hydroxylamine hydrochloride	solid	100g		100g	general chemical cabinet
							I	Traut's Reagent	2-Iminothiolane hydrochloride	Solid	1 g		2 g	Dave's and Art's Cabinet
							I	1-iodo-4-nitrobenzene	1-iodo-4-nitrobenzene	solid	25 g		25 g	Art's Bench
							I	IMIDAZOLE, 99%	IMIDAZOLE, 99%	solid	100g		100g	general chemical cabinet
							L	Lithium hydroxide	Lithium hydroxide	Solid	100 g		100 g	Art's bench
							L	LAH	Lithium aluminum hydride	solid	10 g		10 g	Art's bench
							L	LiHMDS	lithium bis(trimethylsilyl)amide	liquid	100 mL		100 mL	Art's corrosive cabinet
							L	L-Lysine Agarose	L-Lysine Agarose	solid	5 g		5 g	4C Fridge
							L	LITHIUM HYDROXIDE	LITHIUM HYDROXIDE	solid	100g		100g	general chemical cabinet
							M	6-maleimidohexanoic acid	6-maleimidohexanoic acid	Solid	1 g		1 g	Dave's cabinet
							M	maleimide-PEG6-succinimidyl ester	maleimide-PEG6-succinimidyl ester	solid	50 mg		100 mg	Dave's cabinet
							M	methanol	methanol	liquid	4 L		20 L	Dave's and Art's Cabinet
							M	methylamine	methylamine	liquid	500 mL		500 mL	Dave's corrosive cabinet
							M	methylamine hydrochloride	methylamine hydrochloride	solid	100 g		200 g	Dave's cabinet
							M	molecular sieves 4A	molecular sieves 4A	solid	1 kg		1 kg	Art's Bench
							M	methyl adipoyl chloride	methyl adipoyl chloride	liquid	10 g		10 g	Art's Bench
							M	3-methylamino-1-propanol	3-methylamino-1-propanol	liquid	5 g		5 g	Art's Bench
							M	4-methoxybenzyl chloride	4-methoxybenzyl chloride	liquid	25 g		25 g	Art's Bench
							M	methyl propiolate	methyl propiolate	liquid	25 mL		25 mL	Art's Bench
							M	mercaptoacetic acid	mercaptoacetic acid	liquid	25 g		25 g	Art's Bench
							M	Meldrum's acid	2,2-dimethyl-1,3-dioxane-4,6-dione	solid	100 g		100 g	Art's Bench

Exhibit D	- 4 -

EXHIBIT D

NFPA				BSL	GHS	Hazard Statements	First Letter	Common Name	Chemical Name	Physical State	Single Largest Container	Maximum Storage Amount	Location	Manufacturer
Flammability	Health	Reactivity	Special											
							M	4-(maleimidomethyl)cyclohexane-1-carboxylic acid	4-(maleimidomethyl)cyclohexane-1-carboxylic acid	solid	5 g		5 g	Art's Bench
							M	N-methylmorpholine	N-methylmorpholine	liquid	100 g		100 g	Art's Bench
							M	methyl iodide	iodomethane	liquid	100 g		300 g	Art's cabinet
							M	methanesulfonyl chloride	methanesulfonyl chloride	liquid	100 mL		100 mL	Art's corrosive cabinet
							M	methanesulfonic acid	methanesulfonic acid	liquid	500 g		800 g	Art's corrosive cabinet
							M	1-Methylmorpholine	1-Methylmorpholine	liquid	100mL		100mL	general chemical cabinet
							M	1-METHYLPIPERAZINE	1-METHYLPIPERAZINE	liquid	5g		5g	general chemical cabinet
							M	MAGNESIUM SULFATE	MAGNESIUM SULFATE	solid	500g		500g	general chemical cabinet
							N	5-nitroquinolin-8-ol	5-nitroquinolin-8-ol	Solid	25 g		25 g	Art's Bench
							N	4-nitrophenylchloroformate	4-nitrophenylchloroformate	solid	25 g		25 g	Art's Bench
							N	Nickel(II)chloride hexahydrate	Nickel(II)chloride hexahydrate	solid	50 g		50 g	Art's Bench
							N	2-nitrobenzoic acid	2-nitrobenzoic acid	solid	25 g		25 g	Art's Bench
							N	ninhydrin	ninhydrin	solid	10 g		10 g	Art's Bench
							N	nitric acid 70%	nitric acid 70%	liquid	2.5 L		2.5 L	Art's corrosive cabinet
							O	oxalyl chloride	oxalyl chloride	liquid	100 g		125 g	Art's Bench
							P	piperidine	piperidine	liquid	500 mL		1 L	Dave's corrosive cabinet
							P	isopropanol	2-propanol	liquid	4 L		20 L	Dave's and Art's Cabinet
							P	1-phenyl-2-propanol	1-phenyl-2-propanol	liquid	100 g		100 g	Dave's cabinet
							P	2,3,4,5,6-pentafluorophenol	2,3,4,5,6-pentafluorophenol	solid	25 g		25 g	Art's Bench
							P	4-(prop-2-en-1-oxy)butanoic acid	4-(prop-2-en-1-oxy)butanoic acid	liquid	1 g		1 g	Art's Bench
							P	pimelic acid	pimelic acid	solid	5 g		5 g	Art's Bench
							P	phosphorus(V)oxide	phosphorus(V)oxide	solid	500 g		500 g	Art's Bench
							P	phosphorus(V)chloride	phosphorus(V)chloride	solid	500 g		500 g	Art's Bench
							P	2-propyn-1-ol	2-propyn-1-ol	liquid	100 g		100 g	Art's Bench
							P	phthalimide potassium salt	phthalimide potassium salt	solid	100 g		125 g	Art's Bench
							P	potassium bicarbonate	potassium bicarbonate	solid	500 g		500 g	Art's Bench
							P	potassium carbonate	potassium carbonate	solid	1 kg		1.5 kg	Art's Bench
							P	4-(maleimidomethyl)cyclohexane-1-carboxylic acid	4-(maleimidomethyl)cyclohexane-1-carboxylic acid	solid	5 g		5 g	Art's Bench
							P	phosphorus(V)oxychloride	phosphorus(V)oxychloride	liquid	1 kg		1 kg	Art's corrosive cabinet
							P	PALLADIUM 10 WT % ON ACTIVATED CARBON, WET	PALLADIUM 10 WT % ON ACTIVATED CARBON, WET	solid	10g		10g	general chemical cabinet
							P	PHOSPHORUS (V) OXYCHLORIDE	PHOSPHORUS (V) OXYCHLORIDE	solid	25g		25g	general chemical cabinet
							P	Phosphorus oxychloride	Phosphorus oxychloride	liquid	250mL		250mL	general chemical cabinet
							P	PHOSPHORUS PENTACHLORIDE	PHOSPHORUS PENTACHLORIDE	solid	5g		5g	general chemical cabinet
							P	PHOSPHORUS PENTOXIDE, P 500GR...	PHOSPHORUS PENTOXIDE, P 500GR...	solid	500g		500g	general chemical cabinet
							P	Phthalimide potassium salt 98%	Phthalimide potassium salt 98%	solid	100g		100g	general chemical cabinet
							P	Polysorbate 80 (Tween 80)	Polysorbate 80 (Tween 80)	liquid	500ml		500ml	general chemical cabinet
							P	Potassium acetate ACS reagent, ≥99.0%	Potassium acetate ACS reagent, ≥99.0%	solid	500g		500g	general chemical cabinet
							P	POTASSIUM CARBONATE	POTASSIUM CARBONATE	solid	500g		500g	general chemical cabinet
							P	Potassium Chloride	Potassium Chloride	solid	500g		500g	general chemical cabinet
							P	Potassium Hydroxide	Potassium Hydroxide	solid	500g		500g	general chemical cabinet
							P	POTASSIUM IODIDE	POTASSIUM IODIDE	solid	100g		100g	general chemical cabinet
							P	Potassium Phosphate, dibasic, trihydrate	Potassium Phosphate, dibasic, trihydrate	solid	100g		100g	general chemical cabinet
							P	Potassium Phosphate, monobasic	Potassium Phosphate, monobasic	solid	25g		25g	general chemical cabinet
							P	Potassium Phosphate, tribasic	Potassium Phosphate, tribasic	solid	500g		500g	general chemical cabinet
							P	Potassium sorbate	Potassium sorbate	solid	125g		125g	general chemical cabinet
							P	POTASSIUM TERT BUTOXIDE	POTASSIUM TERT BUTOXIDE	solid	100g		100g	general chemical cabinet
							P	PyBOP	PyBOP	solid	5g		5g	general chemical cabinet
							Q	Quinoline reagent grade, 98%	Quinoline reagent grade, 98%	liquid	100ml		100ml	general chemical cabinet
							R	Reagent alcohol	Reagent alcohol	liquid	4 L		4 L	Art's cabinet
							S	sand, white quartz	sand, white quartz	Solid	500 g		500 g	Dave's cabinet
							S	sodium phosphate dibasic	sodium phosphate dibasic	solid	500 g		500 g	Dave's cabinet
							S	sodium carbonate	sodium carbonate	solid	500 g		500 g	Dave's cabinet
							S	sodium carbonate monohydrate	sodium carbonate monohydrate	solid	500 g		500 g	Art's Bench
							S	sodium phosphate tribasic	sodium phosphate tribasic	solid	500 g		500 g	Dave's cabinet
							S	silica gel	silica gel	solid	2.5 kg		3.5 kg	Dave's and Art's Cabinet
							S	sodium chloride	sodium chloride	solid	10 kg		11 kg	Dave's and Art's Cabinet
							S	N-succinimidyl-3-maleimidopropionate	N-succinimidyl-3-maleimidopropionate	solid	1 g		1 g	Dave's cabinet
							S	SMPT	4-succinimidyloxycarbonyl-alpha-methyl-α-(2-pyridyldithio)toluene	solid	50 mg		50 mg	Dave's cabinet
							S	SATA	N-succinimidyl S-acetylthioacetate	solid	100 mg		100 mg	Dave's cabinet
							S	sulfuric acid	sulfuric acid	liquid	1 kg		1 kg	Dave's corrosive cabinet
							S	sodium tert-butoxide	sodium tert-butoxide	solid	100 g		110 g	Art's Bench
							S	succinic anhydride	succinic anhydride	solid	50 g		50 g	Dave's cabinet
							S	sodium hydride (60% in mineral oil)	sodium hydride (60% in mineral oil)	solid	250 g		400 g	Art's Bench

Exhibit D	- 5 -

EXHIBIT D

NFPA				BSL	GHS	Hazard Statements	First Letter	Common Name	Chemical Name	Physical State	Single Largest Container	Maximum Storage Amount	Location	Manufacturer
Flammability	Health	Reactivity	Special											
							S	sodium triacetoxyborohydride	sodium triacetoxyborohydride	solid	100 g		100 g	Art's Bench
							S	sodium bicarbonate	sodium bicarbonate	solid	2.5 kg		2.5 kg	Art's Bench
							S	Silica Gel	Silica Gel	solid	2000g		2000g	general chemical cabinet
							S	Silicone oil	Silicone oil	liquid	500G		500G	general chemical cabinet
							S	SILVER CARBONATE, ~50% ON CELITE	SILVER CARBONATE, ~50% ON CELITE	solid	5g		5g	general chemical cabinet
							S	Sodium acetate, anhydrous	Sodium acetate, anhydrous	solid	100g		100g	general chemical cabinet
							S	Sodium bicarbonate	Sodium bicarbonate	solid	500g		500g	general chemical cabinet
							S	Sodium bis(trimethylsilyl)amide	Sodium bis(trimethylsilyl)amide	solid	5g		5g	general chemical cabinet
							S	Sodium bisulfite	Sodium bisulfite	solid	500g		500g	general chemical cabinet
							S	SODIUM BOROHYDRIDE	SODIUM BOROHYDRIDE	solid	100g		100g	general chemical cabinet
							S	Sodium carbonate	Sodium carbonate	solid	500G		500G	general chemical cabinet
							S	Sodium cyanoborohydride	Sodium cyanoborohydride	solid	10g		10g	general chemical cabinet
							S	Sodium hydride 60 % dispersion in mineral oil	Sodium hydride 60 % dispersion in mineral oil	solid	100g		100g	general chemical cabinet
							S	Sodium hydride in mineral oil	Sodium hydride in mineral oil	solid	100G		100G	general chemical cabinet
							S	Sodium Hydroxide, pellets	Sodium Hydroxide, pellets	solid	500g		500g	general chemical cabinet
							S	SODIUM NITRITE	SODIUM NITRITE	solid	100g		100g	general chemical cabinet
							S	Sodium Nitrite	Sodium Nitrite	solid	100g		100g	general chemical cabinet
							S	Sodium Phosphate	Sodium Phosphate	solid	100g		100g	general chemical cabinet
							S	Sodium Phosphate, dibasic	Sodium Phosphate, dibasic	solid	25g		25g	general chemical cabinet
							S	Sodium Phosphate, Dibasic anhydrous	Sodium Phosphate, Dibasic anhydrous	solid	100g		100g	general chemical cabinet
							S	Sodium Phosphate, monobasic	Sodium Phosphate, monobasic	solid	25g		25g	general chemical cabinet
							S	SODIUM PHOSPHATE, MONOBASIC	SODIUM PHOSPHATE, MONOBASIC	solid	500g		500g	general chemical cabinet
							S	Sodium Phosphate, monobasic, anhydrous	Sodium Phosphate, monobasic, anhydrous	solid	500g		500g	general chemical cabinet
							S	Sodium Phosphate, tribasic, dodecahydrate	Sodium Phosphate, tribasic, dodecahydrate	solid	500g		500g	general chemical cabinet
							S	Sodium sulfate	Sodium sulfate	solid	500G		500G	general chemical cabinet
							S	Sodium tetraborate	Sodium tetraborate	solid	25g		25g	general chemical cabinet
							S	SODIUM THIOSULFATE	SODIUM THIOSULFATE	solid	100g		100g	general chemical cabinet
							S	Sodium triacetoxyborohydride	Sodium triacetoxyborohydride	solid	25G		25G	general chemical cabinet
							T	THF	tetrahydrofuran	liquid	4 L		8.1 L	Dave's and Art's Cabinet
							T	TCEP	tris(2-carboxyethyl)phosphine hydrochloride	solid	10 g		12 g	Dave's and Art's Cabinet
							T	tert-butyl-12-amino-4,7,10-trioxadodecanoate	tert-butyl-12-amino-4,7,10-trioxadodecanoate	solid	1 g		1 g	Dave's cabinet
							T	triethylamine	triethylamine	liquid	4 L		4.5 L	Dave's and Art's Cabinet
							T	TFA	trifluoroacetic acid	liquid	500 mL		1 L	Dave's and Art's corrosive cabinet
							T	tin chloride dihydrate	tin chloride dihydrate	solid	500 g		500 g	Art's Bench
							T	sodium chloride	sodium chloride	solid	10 kg		11 kg	Dave's and Art's Cabinet
							T	Trans-(-4-(Boc-aminomethyl)-cyclohexanemethanamine	Trans-(-4-(Boc-aminomethyl)-cyclohexanemethanamine	solid	250 mg		500 mg	Art's Bench
							T	tert-butyl 4-(3-aminobutyl)piperazine-1-carboxylate	tert-butyl 4-(3-aminobutyl)piperazine-1-carboxylate	solid	1 g		1 g	Art's Bench
							T	tert-butyl 4-(3-aminopropyl)piperazine-1-carboxylate	tert-butyl 4-(3-aminopropyl)piperazine-1-carboxylate	solid	1 g		1 g	Art's Bench
							T	5-(tert-butoxy)-5-oxopentanoic acid	5-(tert-butoxy)-5-oxopentanoic acid	liquid	1 g		1 g	Art's Bench
							T	triphosgene	triphosgene	solid	25 g		25 g	Art's Bench
							T	trans-1,4-cyclohexanedicarboxylic acid monomethyl ester	trans-1,4-cyclohexanedicarboxylic acid monomethyl ester	solid	25 g		25 g	Art's Bench
							T	Pd2dba3	Tris(dibenzylideneacetone)dipalladium(0)	solid	5 g		5 g	Art's Bench
							T	tri-tert-butylphosphonium tetrafluoroborate	tri-tert-butylphosphonium tetrafluoroborate	solid	25 g		25 g	Art's Bench
							T	triphenylphosphine	triphenylphosphine	solid	250 g		450 g	Art's Bench
							T	Toluene-4-sulfonyl chloride	Toluene-4-sulfonyl chloride	solid	100 g		100 g	Art's Bench
							T	Toluene-4-sulfonic acid monohydrate	Toluene-4-sulfonic acid monohydrate	solid	100 g		500 g	Art's Bench
							T	triethyl orthoformate	triethyl orthoformate	liquid	500 mL		500 mL	Art's Bench
							T	2,3,5,6-tetrafluorophenol	2,3,5,6-tetrafluorophenol	solid	25 g		50 g	Art's Bench
							T	trifluoroacetic anhydride	trifluoroacetic anhydride	liquid	100 g		300 g	Art's corrosive cabinet
							T	toluene	toluene	liquid	4 L		4 L	Art's cabinet
							T	Tween 20	Tween 20	liquid	100 mL		100 mL	[illegible]
							T	tert-Butanol	tert-Butanol	liquid	500mL		500mL	general chemical cabinet
							T	TERT-BUTANOL	TERT-BUTANOL	solid	500mL		500mL	general chemical cabinet
							T	TETRAKIS(TRIPHENYLPHOSPHINE) PALLADIUM (0)	TETRAKIS(TRIPHENYLPHOSPHINE) PALLADIUM (0)	solid	5g		5g	general chemical cabinet
							T	Tetramethylenesulfone 99%	Tetramethylenesulfone 99%		250g		250g	general chemical cabinet
							T	THIONYL CHLORIDE	THIONYL CHLORIDE	liquid	100mL		100mL	general chemical cabinet
							T	TRIETHYL ORTHOFORMATE	TRIETHYL ORTHOFORMATE	liquid	100mL		100mL	general chemical cabinet
							T	Triethylamine	Triethylamine	liquid	500mL		500mL	general chemical cabinet
							T	Trifluoroacetic acid	Trifluoroacetic acid	liquid	500mL		500mL	general chemical cabinet
							T	Trifluoroacetic acid	Trifluoroacetic acid	liquid	500mL		500mL	general chemical cabinet
							T	TRIFLUOROACETIC ANHYDRIDE	TRIFLUOROACETIC ANHYDRIDE	liquid	25mL		25mL	general chemical cabinet
							T	TRIFLUOROMETHANESULFONIC ACID	TRIFLUOROMETHANESULFONIC ACID	liquid	10g		10g	general chemical cabinet
							T	TRIPHENYLPHOSPHINE, 99%	TRIPHENYLPHOSPHINE, 99%	solid	100g		100g	general chemical cabinet

Exhibit D	- 6 -

EXHIBIT D

NFPA				BSL	GHS	Hazard Statements	First Letter	Common Name	Chemical Name	Physical State	Single Largest Container	Maximum Storage Amount	Location	Manufacturer
Flammability	Health	Reactivity	Special											
							T	Triphosgene	Triphosgene	solid	5g		5g	general chemical cabinet
							T	TRIS(DIBENZYLIDENEACETONE) DIPALLADIUM (0)	TRIS(DIBENZYLIDENEACETONE) DIPALLADIUM (0)	solid	1g		1g	general chemical cabinet
							V	Valeric acid	pentanoic acid	liquid	100 mL		100 mL	AH's corrosive cabinet
							V	Valeroyl chloride	pentanoyl chloride	liquid	500 mL		500 mL	AH's corrosive cabinet
							V	Val-Cit-PAB-OH	Val-Cit-PAB-OH	solid	0.5 g		0.5 g	4C Fridge
							W	Water, HPLC	Water, HPLC	liquid	4 L		16L	general chemical cabinet

Exhibit D	- 7 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
Ammonium Acetate	Ammonium Acetate	Solid	500 g		500 g	Dave's Cabinet
6-aminocaproic acid	6-aminohexanoic acid	solid	100g		100 g	Dave's Cabinet
Ammonium Hydroxide	Ammonium Hydroxide	liquid	500 mL		1 L	Dave's, Art's Corrosive Cabinet
Acetic Acid	Acetic Acid	liquid	2.5 L		3.5 L	Dave's, Art's Corrosive Cabinet
Acetone	Acetone	liquid	4 L		20 L	Dave's, Art's Flammable Cabinet
4-N-(2-aminoethyl)-1-N-Boc-piperazine	4-N-(2-aminoethyl)-1-N-Boc-piperazine	solid	25 g		25 g	Art's Bench
Amino-PEG3-t-butyl ester	Amino-PEG3-t-butyl ester	liquid	1 g		1 g	Art's bench
Ald-Ph-PEG2-t-butyl ester	Ald-Ph-PEG2-t-butyl ester	liquid	100 mg		250 mg	Art's Bench
Amino-dPEG2-t-butyl ester	Amino-dPEG2-t-butyl ester	liquid	1 g		1 g	Art's Bench
4-aminophenol	4-aminophenol	solid	25 g		50 g	Art's Bench
3-aminobenzonitrile	3-aminobenzonitrile	solid	25 g		25 g	Art's Bench
Ammonium cerium nitrate	Ammonium cerium nitrate	solid	50 g		50 g	Art's Bench
Ald-PEG4-t-butyl ester	Ald-PEG4-t-butyl ester	liquid	250 mg		250 mg	Art's Bench
Ammonium chloride	Ammonium chloride	solid	500 g		500 g	Art's Bench
Acetic Anhydride	Acetic Anhydride	liquid	100 mL		100 mL	Art's Corrosive Cabinet
Acetonitrile	Acetonitrile	liquid	4 L		12 L	Dave's, Art's Flammable Cabinet
L-Arginine	L-Arginine	solid	100 g		100 g	Steve's Bench
Acetone	Acetone	liquid	4000mL		4000mL	general chemical cabinet
acetonitrile	acetonitrile	liquid	4000mL		4000mL	general chemical cabinet
Argon Ultrahigh Purity, 300 cu ft Cylinder	Argon Ultrahigh Purity, 300 cu ft Cylinder	gas	300cu ft		300cu ft	gas storage

Exhibit D	- 8 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
Boc-ε-aminocaproic acid	Boc-ε-aminocaproic acid	Solid	5 g		5 g	Dave's Cabinet
Boc-Lys-OH	N-Boc-L-Lysine	solid	1 g		1 g	Dave's Cabinet
Bromine	Bromine	liquid	100 g		150 g	Dave's Corrosive Cabinet
3-bromoaniline	3-bromoaniline	solid	100 g		125 g	Art's Bench
Boc-piperazine	tert-butyl piperazine-1-carboxylate	solid	100 g		20 L	Art's Bench
1-butylamine	1-butylamine	liquid	100 g		100 g	Art's Bench
1-(N-Boc-aminomethyl)-4-(aminomethyl)benzene	1-(N-Boc-aminomethyl)-4-(aminomethyl)benzene	solid	10 g		10 g	Art's bench
Bis-PEG2-acid	Bis-PEG2-acid	solid	1 g		1 g	Art's Bench
Bis-PEG3-acid	Bis-PEG3-acid	liquid	1 g		1 g	Art's Bench
Bis-PEG4-acid	Bis-PEG4-acid	solid	1 g		1 g	Art's Bench
Bis-PEG5-acid	Bis-PEG5-acid	solid	1 g		1 g	Art's Bench
1-Boc-4-(3-aminomethyl)piperazine	1-Boc-4-(3-aminomethyl)piperazine	solid	1 g		1 g	Art's Bench
6-bromoquinoline-2,4-dione	6-bromoquinoline-2,4-dione	solid	10 g		5 g	Art's Bench
4-bromoaniline	4-bromoaniline	solid	25 g		125 g	Art's Bench
(Benzotriazol-1-yl)tripyrrolidino-phosphonium hexafluor	(Benzotriazol-1-yl)tripyrrolidino-phosphonium hexafl	solid	5 g		5 g	Art's Bench
Bis(triphenylphosphine)-palladium(II) dichloride	Bis(triphenylphosphine)-palladium(II) dichloride	solid	5 g		5 g	Art's Bench
[1,1'-Bis(diphenylphosphino)ferrocene]dichloropalladiur	[1,1'-Bis(diphenylphosphino)ferrocene]dichloropalla	solid	5 g		10 g	Art's Bench
Busulfan	Busulfan	solid	25 g		25	Steve's Bench
BSA	Bovine serum albumin	solid	100 g		150 g	4°C Fridge
BUTYL NITRITE	BUTYL NITRITE	liquid	25g		25g	general chemical cabinet
Butylamine	Butylamine	liquid	25mL		25mL	general chemical cabinet
BUTYLLITHIUM SOLUTION, 2.5M IN HEXANES	BUTYLLITHIUM SOLUTION, 2.5M IN HEXANES	liquid	50mL		50mL	general chemical cabinet

Exhibit D	- 9 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
2-chlorotrityl chloride resin	2-chlorotrityl chloride resin	Solid	100 g		100 g	Dave's Cabinet
carbonyldiimidazole	carbonyldiimidazole	solid	25 g		35 g	Dave's and Art's Cabinet
Cesium carbonate	Cesium carbonate	solid	250 g		250 g	Art's Bench
3-chlorobenzoic acid	3-chlorobenzoic acid	solid	25 g		25 g	Art's Bench
copper iodide	copper iodide	solid	10 g		10 g	Art's Bench
camphorsulfonic acid	camphorsulfonic acid	solid	25 g		25 g	Art's Bench
1-(N-Boc-aminomethyl)-4-(aminomethyl)benzene	1-(N-Boc-aminomethyl)-4-(aminomethyl)benzene	solid	10 g		10 g	Art's bench
L-cysteine hydrochloride	L-cysteine hydrochloride	solid	100 g		100 g	Art's Bench
Celite	Celite	solid	1 kg		1 kg	Art's Bench
citric acid	citric acid	solid	500 g		500 g	Art's Bench
O-(carboxymethyl)hydroxylamine hydrochloride	O-(carboxymethyl)hydroxylamine hydrochloride	solid	10 g		10 g	4°C Fridge

Exhibit D	- 10 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
3,3'-dithiopropionic acid	3,3'-dithiopropionic acid	Solid	50 g		50 g	Dave's and Art's Cabinet
DMSO	dimethylsulfoxide	liquid	500 mL		900 mL	Dave's and Art's Cabinet
DMF	N,N-dimethylformamide	liquid	500 mL		4.2 L	Dave's and Art's Cabinet
DIPEA	N,N-diisopropylethylamine	liquid	500 mL		125 g	Art's Bench
DMAP	4-dimethylaminopyridine	solid	25 g		25 g	Dave's cabinet
N,N'-disuccinidylcarbonate	1-butylamine	solid	5 g		5 g	Dave's cabinet
N-(3-dimethylaminopropyl)-N'-ethylcarbodiimide hydrocl	N-(3-dimethylaminopropyl)-N'-ethylcarbodiimide hyc	solid	25 g		35 g	Dave's and Art's Cabinet
DIPC	Diisopropylcarbodiimide	liquid	25 g		25 g	Dave's cabinet
DCC	Dicyclohexylcarbodiimide	solid	25 g		25 g	Dave's cabinet
Dichloromethane	Dichloromethane	liquid	4 L		24 L	Dave's and Art's Cabinet
Dowtherm A	Dowtherm A	liquid	1 L		1 L	Art's Bench
2,4-dihydroxyquinoline	2,4-dihydroxyquinoline	solid	500 g		500 g	Art's Bench
2,2'-dithiopyridine	2,2'-dithiopyridine	solid	1 g		1 g	Art's Bench
2,4-dimethoxybenzylamine	2,4-dimethoxybenzylamine	liquid	100 g		300 g	Art's Bench
3,4-dimethoxybenzylamine	3,4-dimethoxybenzylamine	liquid	25 g		25 g	Art's Bench
2,4-dimethoxybenzyl alcohol	2,4-dimethoxybenzyl alcohol	solid	25 g		35 g	Art's Bench
di-tert-butyl dicarbonate	di-tert-butyl dicarbonate	liquid	100 g		100 g	Art's Bench
DIAD	diisopropylazodicarboxylate	liquid	100 g		100 g	Art's Bench
Diethyl malonate	Diethyl malonate	liquid	500 g		500 g	Art's Bench
DBU	1,8-diazabicyclo[5.4.0]undec-7-ene	liquid	25 g		25 g	Art's Bench
N,O-dimethylhydroxylamine hydrochloride	N,O-dimethylhydroxylamine hydrochloride	solid	25 g		25 g	Art's Bench
DIBAL (20% in toluene)	Diisobutylaluminum hydride (20% in toluene)	liquid	400 mL		400 mL	Art's corrosive cabinet
DCE	1,2-dichloroethane	liquid	1 L		1 L	Art's cabinet
1-(3-Dimethylaminopropyl)-3-ethylcarbodiimide hydrochloride	1-(3-Dimethylaminopropyl)-3-ethylcarbodiimide hydrochloride	solid	10g		10g	general chemical cabinet

Exhibit D	- 11 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
EDTA	Ethylenediaminetetraacetic acid, disodium salt dihy	Solid	100 g		100 g	Dave's Cabinet
Ethyl acetate	Ethyl acetate	liquid	4 L		28 L	Dave's and Art's Cabinet
Ethyl Ether	Diethyl ether	liquid	4 L		12 L	Dave's and Art's Cabinet
Ethanol	Ethanol	liquid	4L		4L	general chemical cabinet
ETHANOLAMINE	ETHANOLAMINE	liquid	25mL		25mL	general chemical cabinet

Exhibit D	- 12 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
Fmoc-Gly-Osu	Fmoc-Gly-Osu	Solid	5 g		5 g	Dave's Cabinet
Fmoc-Gly-OH	Fmoc-Gly-OH	solid	50 f		50 g	Dave's Cabinet
Formic acid	Formic acid	liquid	100 mL		100 mL	Dave's and Art's corrosive cabinet
Formaldehyde	Formaldehyde (37% in water)	liquid	500 mL		500 mL	Art's bench
Filter agent Celite 521	Filter agent Celite 521	solid	1000g		1000g	general chemical cabinet
Formaldehyde solution, 36%	Formaldehyde solution, 36%	liquid	1000mL		1000mL	general chemical cabinet

Exhibit D	- 13 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
Glycine tert-butyl ester	Glycine tert-butyl ester	liquid	5 g		5 g	Art's bench
Gly-gly-gly	Gly-gly-gly	solid	5 g		5 g	Art's bench
Gly-gly-gly-gly	Gly-gly-gly-gly	solid	500 mg		500 mg	Art's bench
Gly-gly-gly-gly-gly	Gly-gly-gly-gly-gly	solid	1 g		1 g	Art's bench
Gly-gly-gly-gly-gly-gly	Gly-gly-gly-gly-gly-gly	solid	100 mg		100 mg	Art's bench

Exhibit D	- 14 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
hydroxylamine hydrochloride	hydroxylamine hydrochloride	Solid	100 g		100 g	Dave's Cabinet
HATU	1-[Bis(dimethylamino)methylene]-1H-1,2,3-triazolo[	solid	25 g		30 g	Dave's and Art's Cabinet
N-hydroxysuccinimide	N-hydroxysuccinimide	solid	25 g		25 g	Dave's Cabinet
Hexanes	Hexanes	liquid	4L		16 L	Dave's and Art's Cabinet
Hydrochloric acid (36% in water)	Hydrochloric acid (36% in water)	liquid	2.5 L		3 L	Dave's and Art's Cabinet
Hydrochloric acid (4M in dioxane)	Hydrochloric acid (4M in dioxane)	liquid	100 mL		300 mL	Dave's and Art's corrosive Cabinet
Hydroxylamine	Hydroxylamine	liquid	100 mL		200 mL	Dave's corrosive Cabinet
Hydrazine	Hydrazine	liquid	50 g		50 g	Art's corrosive Cabinet
HATU, N,N,N',N'-Tetramethyl-O-(7-azabenzotriazol-1-yl)uronium hexafluorophosphate	HATU, N,N,N',N'-Tetramethyl-O-(7-azabenzotriazol-1-yl)uronium hexafluorophosphate	solid	100g		100g	general chemical cabinet
Hexane	Hexane	liquid	1000mL		1000mL	general chemical cabinet
HYDRAZINE, ANHYDROUS	HYDRAZINE, ANHYDROUS	liquid	500mL		500mL	general chemical cabinet
Hydrogen chloride in Dioxane solution 4N	Hydrogen chloride in Dioxane solution 4N	liquid	100mL		100mL	general chemical cabinet
Hydroxylamine hydrochloride	Hydroxylamine hydrochloride	solid	100g		100g	general chemical cabinet

Exhibit D	- 15 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
Traut's Reagent	2-Iminothiolane hydrochloride	Solid	1 g		2 g	Dave's and Art's Cabinet
1-Iodo-4-nitrobenzene	1-Iodo-4-nitrobenzene	solid	25 g		25 g	Art's Bench
IMIDAZOLE, 99%	IMIDAZOLE, 99%	solid	100g		100g	general chemical cabinet

Exhibit D	- 16 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
Lithium hydroxide	Lithium hydroxide	Solid	100 g		100 g	Art's bench
LAH	Lithium aluminum hydride	solid	10 g		10 g	Art's bench
LHMDS	lithium bis(trimethylsilyl)amide	liquid	100 mL		100 mL	Art's corrosive cabinet
L-Lysine Agarose	L-Lysine Agarose	solid	5 g		5 g	4°C Fridge
LITHIUM HYDROXIDE	LITHIUM HYDROXIDE	solid	100g		100g	general chemical cabinet

Exhibit D	- 17 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
6-maleimidohexanoic acid	6-maleimidohexanoic acid	Solid	1 g		1 g	Dave's cabinet
maleimide-PEG6-succinimidyl ester	maleimide-PEG6-succinimidyl ester	solid	50 mg		100 mg	Dave's cabinet
methanol	methanol	liquid	4 L		20 L	Dave's and Art's Cabinet
methylamine	methylamine	liquid	500 mL		500 mL	Dave's corrosive cabinet
methylamine hydrochloride	methylamine hydrochloride	solid	100 g		200 g	Dave's cabinet
molecular sieves 4Å	molecular sieves 4Å	solid	1 kg		1 kg	Art's Bench
methyl adipoyl chloride	methyl adipoyl chloride	liquid	10 g		15 g	Art's Bench
3-methylamino-1-propanol	3-methylamino-1-propanol	liquid	5 g		10 g	Art's Bench
4-methoxybenzyl chloride	4-methoxybenzyl chloride	liquid	25 g		25 g	Art's Bench
methyl propiolate	methyl propiolate	liquid	25 mL		25 mL	Art's Bench
mercaptoacetic acid	mercaptoacetic acid	liquid	25 g		25 g	Art's Bench
Meldrum's acid	2,2-dimethyl-1,3-dioxane-4,6-dione	solid	100 g		100 g	Art's Bench
4-(maleimidomethyl)cyclohexane-1-carboxylic acid	4-(maleimidomethyl)cyclohexane-1-carboxylic acid	solid	5 g		5 g	Art's Bench
N-methylmorpholine	N-methylmorpholine	liquid	100 g		100 g	Art's Bench
methyl iodide	iodomethane	liquid	100 g		300 g	Art's cabinet
methanesulfonyl chloride	methanesulfonyl chloride	liquid	100 mL		100 mL	Art's corrosive cabinet
methanesulfonic acid	methanesulfonic acid	liquid	500 g		600 g	Art's corrosive cabinet
1-Methylmorpholine	1-Methylmorpholine	liquid	100mL		100mL	general chemical cabinet
1-METHYLPIPERAZINE	1-METHYLPIPERAZINE	liquid	5g		5g	general chemical cabinet
MAGNESIUM SULFATE	MAGNESIUM SULFATE	solid	500g		500g	general chemical cabinet

Exhibit D	- 18 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
3-nitroquinolin-4-ol	3-nitroquinolin-4-ol	Solid	25 g		25 g	Art's Bench
4-nitrophenylchloroformate	4-nitrophenylchloroformate	solid	25 g		50 g	Art's Bench
Nickel(II)chloride hexahydrate	Nickel(II)chloride hexahydrate	solid	50 g		50 g	Art's Bench
2-nitrobenzoic acid	2-nitrobenzoic acid	solid	25 g		25 g	Art's Bench
ninhydrin	ninhydrin	solid	10 g		10 g	Art's Bench
nitric acid 70%	nitric acid 70%	liquid	2.5 L		2.5 L	Art's corrosive cabinet

Exhibit D	- 19 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
oxalyl chloride	oxalyl chloride	liquid	100 g		125 g	Art's Bench

Exhibit D	- 20 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
piperidine	piperidine	liquid	500 mL		1 L	Dave's corrosive cabinet
isopropanol	2-propanol	liquid	4 L		20 L	Dave's and Art's Cabinet
1-phenyl-2-propanol	1-phenyl-2-propanol	liquid	100 g		100 g	Dave's cabinet
2,3,4,5,6-pentafluorophenol	2,3,4,5,6-pentafluorophenol	solid	25 g		25 g	Art's Bench
4-(prop-2-en-1-oxy)butanoic acid	4-(prop-2-en-1-oxy)butanoic acid	liquid	1 g		1 g	Art's Bench
pimelic acid	pimelic acid	solid	5 g		5 g	Art's Bench
phosphorus(V)oxide	phosphorus(V)oxide	solid	500 g		500 g	Art's Bench
phosphorus(V)chloride	phosphorus(V)chloride	solid	500 g		500 g	Art's Bench
2-propyn-1-ol	2-propyn-1-ol	liquid	100 g		100 g	Art's Bench
phthalimide potassium salt	phthalimide potassium salt	solid	100 g		125 g	Art's Bench
potassium bicarbonate	potassium bicarbonate	solid	500 g		500 g	Art's Bench
potassium carbonate	potassium carbonate	solid	1 kg		1.5 kg	Art's Bench
4-(maleimidomethyl)cyclohexane-1-carboxylic acid	4-(maleimidomethyl)cyclohexane-1-carboxylic acid	solid	5 g		5 g	Art's Bench
phosphorus(V)oxychloride	phosphorus(V)oxychloride	liquid	1 kg		1 kg	Art's corrosive cabinet
PALLADIUM 10 WT % ON ACTIVATED CARBON, WET	PALLADIUM 10 WT % ON ACTIVATED CARBON, WET	solid	10g		10g	general chemical cabinet
PHOSPHORUS (V) OXYCHLORIDE	PHOSPHORUS (V) OXYCHLORIDE	solid	250g		250g	general chemical cabinet
Phosphorus oxychloride	Phosphorus oxychloride	liquid	250mL		250mL	general chemical cabinet
PHOSPHORUS PENTACHLORIDE	PHOSPHORUS PENTACHLORIDE	solid	5g		5g	general chemical cabinet
PHOSPHORUS PENTOXIDE, P. 500GR..	PHOSPHORUS PENTOXIDE, P. 500GR..	solid	500g		500g	general chemical cabinet
Phthalimide potassium salt 98%	Phthalimide potassium salt 98%	solid	100g		100g	general chemical cabinet
Polysorbate 80 (Tween 80)	Polysorbate 80 (Tween 80)	liquid	500ml		500ml	general chemical cabinet
Potassium acetate ACS reagent, ≥99.0%	Potassium acetate ACS reagent, ≥99.0%	solid	500g		500g	general chemical cabinet
POTASSIUM CARBONATE	POTASSIUM CARBONATE	solid	500g		500g	general chemical cabinet
Potassium Chloride	Potassium Chloride	solid	500g		500g	general chemical cabinet
Potassium Hydroxide	Potassium Hydroxide	solid	500g		500g	general chemical cabinet
POTASSIUM IODIDE	POTASSIUM IODIDE	solid	100g		100g	general chemical cabinet
Potassium Phosphate, dibasic, trihydrate	Potassium Phosphate, dibasic, trihydrate	solid	100g		100g	general chemical cabinet
Potassium Phosphate, monobasic	Potassium Phosphate, monobasic	solid	25g		25g	general chemical cabinet
Potassium Phosphate, tribasic	Potassium Phosphate, tribasic	solid	500g		500g	general chemical cabinet
Potassium sorbate	Potassium sorbate	solid	125g		125g	general chemical cabinet
POTASSIUM TERT BUTOXIDE	POTASSIUM TERT BUTOXIDE	solid	100g		100g	general chemical cabinet
PyBOP	PyBOP	solid	5g		5g	general chemical cabinet

Exhibit D	- 21 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
Quinoline reagent grade, 98%	Quinoline reagent grade, 98%	liquid	100ml		100ml	general chemical cabinet

Exhibit D	- 22 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
Reagent alcohol	Reagent alcohol	liquid	4 L		4 L	Art's cabinet

Exhibit D	- 23 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
sand, white quartz	sand, white quartz	Solid	500 g		500 g	Dave's cabinet
sodium phosphate dibasic	sodium phosphate dibasic	solid	500 g		500 g	Dave's cabinet
sodium carbonate	sodium carbonate	solid	500 g		500 g	Dave's cabinet
sodium carbonate monohydrate	sodium carbonate monohydrate	solid	500 g		500 g	Art's Bench
sodium phosphate tribasic	sodium phosphate tribasic	solid	500 g		500 g	Dave's cabinet
silica gel	silica gel	solid	2.5 kg		3.5 kg	Dave's and Art's Cabinet
sodium chloride	sodium chloride	solid	10 kg		11 kg	Dave's and Art's Cabinet
N-succinimidyl-3-maleimidopropionate	N-succinimidyl-3-maleimidopropionate	solid	1 g		1 g	Dave's cabinet
SMPT	4-succinimidyloxycarbonyl-alpha-methyl-α(2-pyridy	solid	50 mg		50 mg	Dave's cabinet
SATA	N-succinimidyl S-acetylthioacetate	solid	100 mg		100 mg	Dave's cabinet
sulfuric acid	sulfuric acid	liquid	1 kg		1 kg	Dave's corrosive cabinet
sodium tert-butoxide	sodium tert-butoxide	solid	100 g		110 g	Art's Bench
succinic anhydride	succinic anhydride	solid	50 g		50 g	Dave's cabinet
sodium hydride (60% in mineral oil)	sodium hydride (60% in mineral oil)	solid	250 g		400 g	Art's Bench
sodium triacetoxyborohydride	sodium triacetoxyborohydride	solid	100 g		100 g	Art's Bench
sodium bicarbonate	sodium bicarbonate	solid	2.5 kg		2.5 kg	Art's Bench
Silica Gel	Silica Gel	solid	2000g		2000g	general chemical cabinet
Silicone oil	Silicone oil	liquid	500G		500G	general chemical cabinet
SILVER CARBONATE, ~50% ON CELITE	SILVER CARBONATE, ~50% ON CELITE	solid	5g		5g	general chemical cabinet
Sodium acetate, anhydrous	Sodium acetate, anhydrous	solid	100g		100g	general chemical cabinet
Sodium bicarbonate	Sodium bicarbonate	solid	500g		500g	general chemical cabinet
Sodium bis(trimethylsilyl)amide	Sodium bis(trimethylsilyl)amide	solid	5g		5g	general chemical cabinet
Sodium bisulfite	Sodium bisulfite	solid	100g		100g	general chemical cabinet
SODIUM BOROHYDRIDE	SODIUM BOROHYDRIDE	solid	100g		100g	general chemical cabinet
Sodium carbonate	Sodium carbonate	solid	500G		500G	general chemical cabinet
Sodium cyanoborohydride	Sodium cyanoborohydride	solid	10g		10g	general chemical cabinet
Sodium hydride 60 % dispersion in mineral oil	Sodium hydride 60 % dispersion in mineral oil	solid	100g		100g	general chemical cabinet
Sodium hydride in mineral oil	Sodium hydride in mineral oil	solid	100G		100G	general chemical cabinet
Sodium Hydroxide, pellets	Sodium Hydroxide, pellets	solid	500g		500g	general chemical cabinet
SODIUM NITRITE	SODIUM NITRITE	solid	100g		100g	general chemical cabinet
Sodium Nitrite	Sodium Nitrite	solid	100g		100g	general chemical cabinet
Sodium Phosphate	Sodium Phosphate	solid	100g		100g	general chemical cabinet
Sodium Phosphate, dibasic	Sodium Phosphate, dibasic	solid	25g		25g	general chemical cabinet
Sodium Phosphate, Dibasic anhydrous	Sodium Phosphate, Dibasic anhydrous	solid	100g		100g	general chemical cabinet
Sodium Phosphate, monobasic	Sodium Phosphate, monobasic	solid	25g		25g	general chemical cabinet
SODIUM PHOSPHATE, MONOBASIC	SODIUM PHOSPHATE, MONOBASIC	solid	500g		500g	general chemical cabinet
Sodium Phosphate, monobasic, anhydrous	Sodium Phosphate, monobasic, anhydrous	solid	500g		500g	general chemical cabinet
Sodium Phosphate, tribasic, dodecahydrate	Sodium Phosphate, tribasic, dodecahydrate	solid	500g		500g	general chemical cabinet
Sodium sulfate	Sodium sulfate	solid	500G		500G	general chemical cabinet
Sodium tetraborate	Sodium tetraborate	solid	25g		25g	general chemical cabinet
SODIUM THIOSULFATE	SODIUM THIOSULFATE	solid	100g		100g	general chemical cabinet
Sodium triacetoxyborohydride	Sodium triacetoxyborohydride	solid	25G		25G	general chemical cabinet

Exhibit D	- 24 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
THF	tetrahydrofuran	liquid	4 L		8.1 L	Dave's and Art's Cabinet
TCEP	tris(2-carboxyethyl)phosphine hydrochloride	solid	10 g		12 g	Dave's and Art's Cabinet
tert-butyl-12-amino-4,7,10-trioxadodecanoate	tert-butyl-12-amino-4,7,10-trioxadodecanoate	solid	1 g		1 g	Dave's cabinet
triethylamine	triethylamine	liquid	4 L		4.5 L	Dave's and Art's Cabinet
TFA	trifluoroacetic acid	liquid	500 mL		1 L	Dave's and Art's corrosive cabinet
Tin chloride dihydrate	Tin chloride dihydrate	solid	100 g		100 g	Art's Bench
sodium chloride	sodium chloride	solid	10 kg		11 kg	Dave's and Art's Cabinet
Trans-L-4-(Boc-aminomethyl)-cyclohexanemethanamin	Trans-L-4-(Boc-aminomethyl)-cyclohexanemethana	solid	250 mg		500 mg	Art's Bench
tert-butyl-4-(4-aminobutyl)-piperazine-4-carboxylate	tert-butyl-4-(4-aminobutyl)-piperazine-4-carboxylat	solid	1 g		2 g	Art's Bench
tert-butyl-4-(3-aminopropyl)-piperazine-4-carboxylate	tert-butyl-4-(3-aminopropyl)-piperazine-4-carboxyla	solid	1 g		1 g	Art's Bench
5-(tert-butoxy)-5-oxopentanoic acid	5-(tert-butoxy)-5-oxopentanoic acid	liquid	1 g		1 g	Art's Bench
triphosgene	triphosgene	solid	25 g		25 g	Art's Bench
trans-1,4-cyclohexanedicarboxylic acid monomethyl est	trans-1,4-cyclohexanedicarboxylic acid monomethy	solid	25 g		25 g	Art's Bench
Pd2dba3	Tris(dibenzylideneacetone)dipalladium(0)	solid	5 g		5 g	Art's Bench
tri-tert-butylphosphonium tetrafluoroborate	tri-tert-butylphosphonium tetrafluoroborate	solid	25 g		25 g	Art's Bench
triphenylphosphine	triphenylphosphine	solid	250 g		450 g	Art's Bench
Toluene-4-sulfonyl chloride	Toluene-4-sulfonyl chloride	solid	100 g		100 g	Art's Bench
Toluene-4-sulfonic acid mmonohydrate	Toluene-4-sulfonic acid mmonohydrate	solid	100 g		200 g	Art's Bench
triethyl orthoformate	triethyl orthoformate	liquid	500 mL		500 mL	Art's Bench
2,3,5,6-tetrafluorophenol	2,3,5,6-tetrafluorophenol	solid	25 g		25 g	Art's Bench
trifluoroacetic anhydride	trifluoroacetic anhydride	liquid	100 g		200 g	Art's corrosive cabinet
Toluene	toluene	liquid	4 L		4 L	Art's cabinet
Tween 20	Tween 20	liquid	100 mL		100 mL	biolab
tert-Butanol	tert-Butanol	liquid	500mL		500mL	general chemical cabinet
TERT-BUTANOL	TERT-BUTANOL	solid	500mL		500mL	general chemical cabinet
TETRAKIS(TRIPHENYLPHOSPHINE) PALLADIUM (0)	TETRAKIS(TRIPHENYLPHOSPHINE) PALLADIUM (0)	solid	5g		5g	general chemical cabinet
Tetramethylenesulfone 99%	Tetramethylenesulfone 99%		250g		250g	general chemical cabinet
THIONYL CHLORIDE	THIONYL CHLORIDE	liquid	100mL		100mL	general chemical cabinet
TRIETHYL ORTHOFORMATE	TRIETHYL ORTHOFORMATE	liquid	100mL		100mL	general chemical cabinet
Triethylamine	Triethylamine	liquid	500mL		500mL	general chemical cabinet
Trifluoroacetic acid	Trifluoroacetic acid	liquid	100mL		100mL	general chemical cabinet
Trifluoroacetic acid	Trifluoroacetic acid	liquid	500mL		500mL	general chemical cabinet
TRIFLUOROACETIC ANHYDRIDE	TRIFLUOROACETIC ANHYDRIDE	liquid	25mL		25mL	general chemical cabinet
TRIFLUOROMETHANESULFONIC ACID	TRIFLUOROMETHANESULFONIC ACID	liquid	10g		10g	general chemical cabinet
TRIPHENYLPHOSPHINE, 99%	TRIPHENYLPHOSPHINE, 99%	solid	100g		100g	general chemical cabinet
Triphosgene	Triphosgene	solid	5g		5g	general chemical cabinet
TRIS(DIBENZYLIDENEACETONE) DIPALLADIUM (0)	TRIS(DIBENZYLIDENEACETONE) DIPALLADIUM (0)	solid	1g		1g	general chemical cabinet

Exhibit D	- 25 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
Valeric acid	pentanoic acid	liquid	100 mL		100 mL	Art's corrosive cabinet
Valeroyl chloride	pentanoyl chloride	liquid	500 mL		500 mL	Art's corrosive cabinet
Val-Cit-PAB-OH	Val-Cit-PAB-OH	solid	0.5 g		0.5 g	4°C Fridge

Exhibit D	- 26 -

EXHIBIT D

Common Name	Chemical Name	Physical State	Single Largest Container	Daily Amount	Maximum Storage Amount	Location
Water, HPLC	Water, HPLC	liquid	4 L		16L	general chemical cabinet

Exhibit D	- 27 -

EXHIBIT D

CAC ARCHITECTS
OVERALL PROPOSED SECOND FLOOR PLAN
A102

Exhibit D	- 28 -